UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-10067

Eaton Vance Variable Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2014

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

VT Floating-Rate Income Fund

Annual Report

December 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of the Fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2014

Eaton Vance

VT Floating-Rate Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	31

Federal Tax Information	32

Management and Organization	33

Important Notices	35

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market began the 12-month period ended December 31, 2014 on strong footing, as robust new issue supply was met by investor demand amid strong appetite for risk and a global search for yield. Aside from brief bouts of weakness in technical conditions in February and April, overall market tone was generally firm for the first seven months of the period, with total demand exceeding the supply of net new issuance by a meaningful margin.

Beginning in the second quarter, retail investor demand began to wane, turning net negative after nearly two straight years of positive demand. We believe this was in response to an unexpected declining interest rate outlook, as well an increasing number of negative headlines surrounding the asset class. Declining retail demand was more than offset by continued demand growth from institutional investors and investors in collateralized loan obligations. Sluggish technical conditions developed in the August/September timeframe, primarily due to substantial new loan supply, and deteriorated further by December due to the sharp decline in oil prices. These weaker technical conditions modestly weighed on loan prices in the final stretch of the period.

Overall, the S&P/LSTA Leveraged Loan Index2 (the Index) — a broad barometer of the loan market — returned 1.60% for the 12-month period. Returns were comprised mainly of interest income. Lower-quality loans generally outpaced their higher-quality counterparts; loans rated BB, B, CCC and D (defaulted)6 returned 1.52%, 1.43%, 6.09% and 2.30%, respectively, for the period.

On April 29, 2014, Energy Future Holdings (EFH, formerly TXU Corp.) filed for bankruptcy. The Fund did not hold a position in EFH at the time of default. EFH’s Chapter 11 bankruptcy filing caused the Index default rate to spike to 3.2% on a trailing 12-month basis as of December 31, 2014. Excluding EFH, however, the Index’s trailing 12-month default rate was a scant 0.34%, well below the market’s
10-year average of 2.6%, according to Standard & Poor’s Leveraged Commentary & Data (S&P/LCD).

Fund Performance

For the fiscal year ended December 31, 2014, Eaton Vance VT Floating-Rate Income Fund (the Fund) Initial Class shares at net asset value (NAV) had a total return of 0.57%.

By comparison, the Fund’s benchmark, the Index, returned 1.60% for the period.

During the period, the Fund maintained portfolio quality at a level consistent with management’s views on appropriate credit risk. In contrast, the Index descended in credit quality over the 12-month period, with lower-quality issuers awarded higher returns. As a result of the Fund’s historical positioning toward higher-quality credit tiers relative to the Index, the Fund’s underweighting to segments rated CCC and D (defaulted) and overweighting to loans rated BB detracted from performance relative to the Index for the year.

Among individual holdings, the Fund had underweight or no exposure to a number of high-beta7, lower-quality Index names that rallied significantly during the period, namely Cengage Learning and SuperMedia. This detracted from performance relative to the Index. Heavier-than-Index Fund holdings in Education Management, SeaDrill and Town Sports also detracted from performance relative to the Index, as these issuers underperformed the overall loan market.

On the positive side, underweight or no exposure in EFH, Ocean Rig, Templar Energy and Fieldwood Energy helped the Fund’s performance versus the Index, as these issuers trailed the overall loan market.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

2

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Performance2,3

Portfolio Managers Scott H. Page, CFA, Craig P. Russ and Andrew Sveen, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Initial Class at NAV	05/02/2001	05/02/2001	0.57%	4.63%	3.91%
ADV Class at NAV	04/15/2014	05/02/2001	0.62	4.64	3.91
S&P/LSTA Leveraged Loan Index	—	—	1.60%	5.57%	4.90%

% Total Annual Operating Expense Ratios[4]				Initial Class	ADV Class
				1.16%	0.91%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Initial Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
ADV Class	$10,000	12/31/2004	$14,684	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

3

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Fund Profile

Top 10 Issuers (% of total investments)5

Hilton Worldwide Finance, LLC	1.2%
Avago Technologies Cayman Ltd.	1.1
Transdigm, Inc.	1.1
Asurion, LLC	1.1
Chrysler Group, LLC	1.0
Michaels Stores, Inc.	1.0
Community Health Systems, Inc.	0.9
Dell, Inc.	0.9
Supervalu, Inc.	0.9
Infor (US), Inc.	0.8
Total	10.0%

Top 10 Sectors (% of total investments)5

Health Care	10.2%
Electronics/Electrical	9.7
Business Equipment and Services	7.6
Retailers (Except Food and Drug)	5.5
Chemicals and Plastics	5.1
Automotive	4.6
Financial Intermediaries	3.8
Utilities	3.8
Food Products	3.6
Lodging and Casinos	3.5
Total	57.4%

Credit Quality (% of bond and loan holdings)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

There is no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall return shown. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of ADV Class is linked to Initial Class. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]	Excludes cash and cash equivalents.
[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[7]

Beta is a measure of risk that shows a fund or strategies volatility relative to that fund’s stated benchmark. A fund or strategy with a beta of 1 performed exactly like the market index; a beta less than 1 means its performance was less volatile than the index, positive or negative.

Fund profile subject to change due to active management.

5

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 – December 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and to qualified pension and retirement plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would be higher.

	Beginning Account Value (7/1/14)	Ending Account Value (12/31/14)	Expenses Paid During Period* (7/1/14 – 12/31/14)	Annualized Expense Ratio

Actual
Initial Class	$1,000.00	$992.60	$5.78	1.15%
ADV Class	$1,000.00	$992.80	$4.52	0.90%

Hypothetical
(5% return per year before expenses)
Initial Class	$1,000.00	$1,019.40	$5.85	1.15%
ADV Class	$1,000.00	$1,020.70	$4.58	0.90%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2014. Expenses shown do not include any insurance-related charges.

6

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Portfolio of Investments

Senior Floating-Rate Interests — 96.4%(1)

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Aerospace and Defense — 1.9%
Atlantic Aviation FBO, Inc.
Term Loan, 3.25%, Maturing June 1, 2020	$271	$264,808
BE Aerospace, Inc.
Term Loan, 4.00%, Maturing December 16, 2021	750	750,000
DAE Aviation Holdings, Inc.
Term Loan, 5.00%, Maturing November 2, 2018	336	335,460
Ducommun Incorporated
Term Loan, 4.75%, Maturing June 28, 2017	95	94,974
IAP Worldwide Services, Inc.
Revolving Loan, Maturing July 18, 2018(2)	133	132,540
Term Loan - Second Lien, 8.00%, Maturing July 18, 2019(3)	182	145,982
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019	3,207	2,986,087
Standard Aero Limited
Term Loan, 5.00%, Maturing November 2, 2018	152	152,073
Transdigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020	5,742	5,653,269
Term Loan, 3.75%, Maturing June 4, 2021	1,194	1,174,299

		$11,689,492

Automotive — 4.5%
Affinia Group Intermediate Holdings, Inc.
Term Loan, 4.75%, Maturing April 27, 2020	$469	$465,706
Allison Transmission, Inc.
Term Loan, 3.75%, Maturing August 23, 2019	2,318	2,295,136
Chrysler Group, LLC
Term Loan, 3.50%, Maturing May 24, 2017	2,754	2,750,879
Term Loan, 3.25%, Maturing December 31, 2018	3,325	3,303,057
CS Intermediate Holdco 2, LLC
Term Loan, 4.00%, Maturing April 4, 2021	2,413	2,387,238
Dayco Products, LLC
Term Loan, 5.25%, Maturing December 12, 2019	620	616,823
Federal-Mogul Holdings Corporation
Term Loan, 4.75%, Maturing April 15, 2021	2,618	2,602,892
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.75%, Maturing April 30, 2019	3,975	3,966,056
INA Beteiligungsgesellschaft GmbH
Term Loan, 4.25%, Maturing May 15, 2020	725	726,209
MPG Holdco I, Inc.
Term Loan, 4.25%, Maturing October 20, 2021	1,886	1,879,325
TI Group Automotive Systems, LLC
Term Loan, 4.25%, Maturing July 2, 2021	2,264	2,235,330

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Automotive (continued)
Tower Automotive Holdings USA, LLC
Term Loan, 4.00%, Maturing April 23, 2020	$2,650	$2,608,632
Veyance Technologies, Inc.
Term Loan, 5.25%, Maturing September 8, 2017	1,397	1,395,773
Visteon Corporation
Term Loan, 3.50%, Maturing April 9, 2021	647	639,878

		$27,872,934

Beverage and Tobacco — 0.2%
Flavors Holdings, Inc.
Term Loan, 6.75%, Maturing October 3, 2020	$568	$543,680
Term Loan - Second Lien, 11.00%, Maturing October 3, 2021	1,000	955,000

		$1,498,680

Brokerage / Securities Dealers / Investment Houses — 0.0%(4)
American Beacon Advisors, Inc.
Term Loan, 4.75%, Maturing November 22, 2019	$192	$189,819

		$189,819

Building and Development — 1.8%
ABC Supply Co., Inc.
Term Loan, 3.50%, Maturing April 16, 2020	$667	$647,399
CPG International, Inc.
Term Loan, 4.75%, Maturing September 30, 2020	395	392,037
Gates Global, Inc.
Term Loan, 4.25%, Maturing July 5, 2021	973	948,423
Ply Gem Industries, Inc.
Term Loan, 4.00%, Maturing February 1, 2021	2,487	2,440,829
Quikrete Holdings, Inc.
Term Loan, 4.00%, Maturing September 28, 2020	591	584,194
RE/MAX International, Inc.
Term Loan, 4.00%, Maturing July 31, 2020	1,844	1,821,276
Realogy Corporation
Term Loan, 3.75%, Maturing March 5, 2020	3,711	3,658,075
Summit Materials Companies I, LLC
Term Loan, 5.00%, Maturing January 30, 2019	707	707,265
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017	290	291,018

		$11,490,516

7	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services — 7.5%
Acosta Holdco, Inc.
Term Loan, 5.00%, Maturing September 26, 2021	$2,500	$2,499,375
Allied Security Holdings, LLC
Term Loan, 4.25%, Maturing February 12, 2021	420	413,462
Altisource Solutions S.a.r.l.
Term Loan, 4.50%, Maturing December 9, 2020	2,026	1,580,055
AVSC Holding Corp.
Term Loan, 4.50%, Maturing January 24, 2021	273	271,914
BakerCorp International, Inc.
Term Loan, 4.25%, Maturing February 14, 2020	1,326	1,223,674
Brickman Group Ltd., LLC
Term Loan, 4.00%, Maturing December 18, 2020	520	507,250
Brock Holdings III, Inc.
Term Loan, 6.00%, Maturing March 16, 2017	477	449,576
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019	221	215,029
Ceridian, LLC
Term Loan, 4.50%, Maturing September 15, 2020	2,413	2,382,921
ClientLogic Corporation
Term Loan, 7.48%, Maturing January 30, 2017	1,132	1,103,950
Corporate Capital Trust, Inc.
Term Loan, 4.00%, Maturing May 15, 2019	620	612,931
CPM Acquisition Corp.
Term Loan, 6.25%, Maturing August 29, 2017	235	235,120
Crossmark Holdings, Inc.
Term Loan, 4.50%, Maturing December 20, 2019	1,275	1,251,030
Education Management, LLC
Term Loan, 9.25%, Maturing March 30, 2018(5)	1,527	691,005
EIG Investors Corp.
Term Loan, 5.00%, Maturing November 9, 2019	2,729	2,718,950
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018	3,683	3,626,529
Expert Global Solutions, Inc.
Term Loan, 8.52%, Maturing April 3, 2018	313	312,037
Extreme Reach, Inc.
Term Loan, 6.75%, Maturing February 7, 2020	467	465,332
Garda World Security Corporation
Term Loan, 4.00%, Maturing November 6, 2020	71	69,083
Term Loan, 4.00%, Maturing November 6, 2020	276	270,053
IG Investment Holdings, LLC
Term Loan, 5.25%, Maturing October 31, 2019	689	687,489
IMS Health Incorporated
Term Loan, 3.50%, Maturing March 17, 2021	512	501,774
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020	765	764,356

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services (continued)
ION Trading Technologies S.a.r.l.
Term Loan, 4.25%, Maturing June 10, 2021	$794	$786,176
KAR Auction Services, Inc.
Term Loan, 3.50%, Maturing March 11, 2021	1,353	1,336,802
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019	1,220	1,213,754
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016	977	969,520
MCS AMS Sub-Holdings, LLC
Term Loan, 7.00%, Maturing October 15, 2019	354	316,746
Monitronics International, Inc.
Term Loan, 4.25%, Maturing March 23, 2018	610	604,252
National CineMedia, LLC
Term Loan, 2.92%, Maturing November 26, 2019	250	238,542
PGX Holdings, Inc.
Term Loan, 6.25%, Maturing September 29, 2020	398	398,991
Quintiles Transnational Corp.
Term Loan, 3.75%, Maturing June 8, 2018	2,547	2,521,089
RCS Capital Corporation
Term Loan, 6.50%, Maturing April 29, 2019	1,472	1,376,669
Sensus USA, Inc.
Term Loan, 4.50%, Maturing May 9, 2017	337	330,149
ServiceMaster Company
Term Loan, 4.25%, Maturing July 1, 2021	1,571	1,545,328
SunGard Data Systems, Inc.
Term Loan, 3.91%, Maturing February 28, 2017	424	422,531
Term Loan, 4.00%, Maturing March 8, 2020	3,203	3,179,438
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020	567	567,299
TransUnion, LLC
Term Loan, 4.00%, Maturing April 9, 2021	2,829	2,795,035
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 6.00%, Maturing September 2, 2021	875	875,219
U.S. Security Holdings, Inc.
Term Loan, 6.25%, Maturing July 28, 2017	52	51,261
Term Loan, 6.25%, Maturing July 28, 2017	263	261,871
WASH Multifamily Laundry Systems, LLC
Term Loan, 4.50%, Maturing February 21, 2019	1,481	1,464,493
West Corporation
Term Loan, 3.25%, Maturing June 30, 2018	2,677	2,630,090

		$46,738,150

8	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Cable and Satellite Television — 2.7%
Atlantic Broadband Finance, LLC
Term Loan, 3.25%, Maturing November 30, 2019	$815	$799,312
Cequel Communications, LLC
Term Loan, 3.50%, Maturing February 14, 2019	2,143	2,115,966
Charter Communications Operating, LLC
Term Loan, 3.00%, Maturing July 1, 2020	714	701,118
Term Loan, 3.00%, Maturing January 3, 2021	1,305	1,281,412
Crown Media Holdings, Inc.
Term Loan, 4.00%, Maturing July 14, 2018	142	141,179
CSC Holdings, Inc.
Term Loan, 2.67%, Maturing April 17, 2020	1,065	1,044,543
MCC Iowa, LLC
Term Loan, 3.25%, Maturing January 29, 2021	517	499,026
Term Loan, 3.75%, Maturing June 30, 2021	572	561,159
Mediacom Illinois, LLC
Term Loan, 3.75%, Maturing June 30, 2021	324	318,244
Numericable U.S., LLC
Term Loan, 4.50%, Maturing May 21, 2020	684	684,173
Term Loan, 4.50%, Maturing May 21, 2020	791	790,827
Sterling Entertainment Enterprises, LLC
Term Loan, 3.17%, Maturing December 28, 2017	384	367,450
UPC Financing Partnership
Term Loan, 3.25%, Maturing June 30, 2021	1,753	1,718,114
Virgin Media Bristol, LLC
Term Loan, 3.50%, Maturing June 7, 2020	4,250	4,186,250
Ziggo B.V.
Term Loan, 3.50%, Maturing January 15, 2022	363	354,319
Term Loan, 3.50%, Maturing January 15, 2022	564	549,827
Term Loan, 3.50%, Maturing January 15, 2022	598	582,728

		$16,695,647

Chemicals and Plastics — 4.6%
Allnex (Luxembourg) & Cy S.C.A.
Term Loan, 4.50%, Maturing October 3, 2019	$146	$144,796
Allnex USA, Inc.
Term Loan, 4.50%, Maturing October 3, 2019	76	75,128
Arysta LifeScience SPC, LLC
Term Loan, 4.50%, Maturing May 29, 2020	1,379	1,373,251
Axalta Coating Systems US Holdings, Inc.
Term Loan, 3.75%, Maturing February 1, 2020	2,730	2,667,272
AZ Chem US, Inc.
Term Loan, 4.50%, Maturing June 12, 2021	444	438,498
ECO Services Operations, LLC
Term Loan, 4.75%, Maturing October 8, 2021	300	297,000

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Chemicals and Plastics (continued)
Emerald Performance Materials, LLC
Term Loan, 4.50%, Maturing August 1, 2021	$374	$366,425
Flint Group GmbH
Term Loan, 4.75%, Maturing September 7, 2021	255	248,404
Flint Group US, LLC
Term Loan, 4.75%, Maturing September 7, 2021	1,543	1,502,642
Gemini HDPE, LLC
Term Loan, 4.75%, Maturing August 7, 2021	823	796,194
Huntsman International, LLC
Term Loan, 2.71%, Maturing April 19, 2017	1,168	1,147,188
Term Loan, 3.75%, Maturing August 12, 2021	1,250	1,232,031
Ineos US Finance, LLC
Term Loan, 3.75%, Maturing May 4, 2018	5,006	4,872,576
Kronos Worldwide, Inc.
Term Loan, 4.75%, Maturing February 18, 2020	199	198,252
MacDermid, Inc.
Term Loan, 4.00%, Maturing June 7, 2020	793	779,358
Minerals Technologies, Inc.
Term Loan, 4.00%, Maturing May 9, 2021	1,224	1,214,324
Omnova Solutions, Inc.
Term Loan, 4.25%, Maturing May 31, 2018	1,370	1,355,987
Orion Engineered Carbons GmbH
Term Loan, 5.00%, Maturing July 25, 2021	424	425,527
OXEA Finance, LLC
Term Loan, 4.25%, Maturing January 15, 2020	347	332,640
Term Loan - Second Lien, 8.25%, Maturing July 15, 2020	500	478,750
Polarpak, Inc.
Term Loan, 4.50%, Maturing June 5, 2020	955	939,625
PQ Corporation
Term Loan, 4.00%, Maturing August 7, 2017	2,035	1,998,103
Solenis International, L.P.
Term Loan, 4.25%, Maturing July 31, 2021	224	220,089
Sonneborn Refined Products B.V.
Term Loan, 5.50%, Maturing December 10, 2020	49	48,872
Sonneborn, LLC
Term Loan, 5.50%, Maturing December 10, 2020	276	276,941
Tata Chemicals North America, Inc.
Term Loan, 3.75%, Maturing August 7, 2020	739	726,745
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.00%, Maturing March 19, 2020	2,016	1,988,142
Univar, Inc.
Term Loan, 5.00%, Maturing June 30, 2017	2,158	2,093,813
WNA Holdings, Inc.
Term Loan, 4.50%, Maturing June 7, 2020	732	719,870

		$28,958,443

9	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Conglomerates — 0.4%
RGIS Services, LLC
Term Loan, 5.50%, Maturing October 18, 2017	$1,573	$1,439,169
Spectrum Brands, Inc.
Term Loan, 3.50%, Maturing September 4, 2019	815	807,152

		$2,246,321

Containers and Glass Products — 2.1%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 8, 2020	$3,124	$3,038,442
Term Loan, 3.75%, Maturing January 6, 2021	1,989	1,943,314
Crown Americas, LLC
Term Loan, 1.625%, Maturing October 22, 2021(6)	1,075	1,077,956
Hilex Poly Co., LLC
Term Loan, 6.00%, Maturing December 5, 2021	1,075	1,064,250
Libbey Glass, Inc.
Term Loan, 3.75%, Maturing April 9, 2021	274	270,205
Pelican Products, Inc.
Term Loan, 5.25%, Maturing April 10, 2020	1,641	1,633,238
Reynolds Group Holdings, Inc.
Term Loan, 4.00%, Maturing December 1, 2018	3,617	3,559,859
TricorBraun, Inc.
Term Loan, 4.01%, Maturing May 3, 2018	278	274,263

		$12,861,527

Cosmetics / Toiletries — 0.4%
Prestige Brands, Inc.
Term Loan, 4.13%, Maturing January 31, 2019	$272	$272,164
Term Loan, 4.50%, Maturing September 3, 2021	459	458,793
Revlon Consumer Products Corporation
Term Loan, 4.00%, Maturing October 8, 2019	718	707,657
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020	1,124	1,051,248

		$2,489,862

Drugs — 2.3%
Alkermes, Inc.
Term Loan, 3.50%, Maturing September 18, 2019	$196	$195,010
AMAG Pharmaceuticals, Inc.
Term Loan, 7.25%, Maturing November 12, 2020	425	422,875
Auxilium Pharmaceuticals, Inc.
Term Loan, 6.25%, Maturing April 26, 2017	297	296,371
Endo Luxembourg Finance Company I S.a r.l.
Term Loan, 3.25%, Maturing February 28, 2021	248	240,991

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Drugs (continued)
Ikaria, Inc.
Term Loan, 5.00%, Maturing February 12, 2021	$1,432	$1,425,885
Impax Laboratories, Inc.
Term Loan, Maturing December 2, 2020(2)	575	575,000
Par Pharmaceutical Companies, Inc.
Term Loan, 4.00%, Maturing September 30, 2019	4,813	4,706,536
Valeant Pharmaceuticals International, Inc.
Term Loan, 3.50%, Maturing February 13, 2019	2,487	2,467,117
Term Loan, 3.50%, Maturing December 11, 2019	853	845,865
Term Loan, 3.50%, Maturing August 5, 2020	1,190	1,180,867
VWR Funding, Inc.
Term Loan, 3.42%, Maturing April 3, 2017	2,285	2,269,105

		$14,625,622

Ecological Services and Equipment — 0.7%
ADS Waste Holdings, Inc.
Term Loan, 3.75%, Maturing October 9, 2019	$4,134	$4,022,492
EnergySolutions, LLC
Term Loan, 6.75%, Maturing May 29, 2020	547	547,592

		$4,570,084

Electronics / Electrical — 9.6%
Allflex Holdings III, Inc.
Term Loan, 4.25%, Maturing July 17, 2020	$346	$338,713
Answers Corporation
Term Loan, 6.25%, Maturing October 3, 2021	800	768,000
Applied Systems, Inc.
Term Loan, 4.25%, Maturing January 25, 2021	545	536,196
Avago Technologies Cayman Ltd.
Term Loan, 3.75%, Maturing May 6, 2021	7,065	7,046,839
Blue Coat Systems, Inc.
Term Loan, 4.00%, Maturing May 31, 2019	1,481	1,446,074
Term Loan - Second Lien, 9.50%, Maturing June 28, 2020	450	443,250
Campaign Monitor Finance Pty Limited
Term Loan, 6.25%, Maturing March 18, 2021	471	465,545
Carros Finance Luxembourg S.a.r.l.
Term Loan, 4.50%, Maturing September 30, 2021	1,222	1,211,246
CommScope, Inc.
Term Loan, 3.25%, Maturing January 14, 2018	716	711,164
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020	405	387,471
Dealertrack Technologies, Inc.
Term Loan, 3.25%, Maturing February 28, 2021	310	304,724

10	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)
Dell, Inc.
Term Loan, 4.50%, Maturing April 29, 2020	$5,742	$5,734,311
Eagle Parent, Inc.
Term Loan, 4.00%, Maturing May 16, 2018	1,212	1,198,004
Entegris, Inc.
Term Loan, 3.50%, Maturing April 30, 2021	289	283,265
Excelitas Technologies Corp.
Term Loan, 6.00%, Maturing October 31, 2020	513	510,374
Eze Castle Software, Inc.
Term Loan, 4.00%, Maturing April 6, 2020	321	314,871
FIDJI Luxembourg (BC4) S.a.r.l.
Term Loan, 6.25%, Maturing December 24, 2020	481	482,754
Freescale Semiconductor, Inc.
Term Loan, 4.25%, Maturing February 28, 2020	1,275	1,246,430
Go Daddy Operating Company, LLC
Term Loan, 4.75%, Maturing May 13, 2021	3,227	3,209,995
GXS Group, Inc.
Term Loan, 3.25%, Maturing January 16, 2021	594	590,473
Hyland Software, Inc.
Term Loan, 4.75%, Maturing February 19, 2021	963	959,242
Infor (US), Inc.
Term Loan, 3.75%, Maturing June 3, 2020	241	233,773
Term Loan, 3.75%, Maturing June 3, 2020	5,012	4,869,720
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 4.50%, Maturing May 7, 2021	323	323,375
MA FinanceCo., LLC
Term Loan, 4.50%, Maturing October 7, 2019	800	767,334
Term Loan, 5.25%, Maturing October 7, 2021	800	771,334
Magic Newco, LLC
Term Loan, 5.00%, Maturing December 12, 2018	1,746	1,739,403
MH Sub I, LLC
Term Loan, 4.00%, Maturing July 8, 2021(6)	34	33,920
Term Loan, 5.00%, Maturing July 8, 2021	488	484,750
Microsemi Corporation
Term Loan, 3.25%, Maturing February 19, 2020	577	567,433
NXP B.V.
Term Loan, 3.25%, Maturing January 11, 2020	1,210	1,195,071
Orbotech, Inc.
Term Loan, 5.00%, Maturing August 6, 2020	349	346,507
Renaissance Learning, Inc.
Term Loan, 4.50%, Maturing April 9, 2021	471	463,187
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018	216	214,952
RP Crown Parent, LLC
Term Loan, 6.00%, Maturing December 21, 2018	3,318	3,087,409

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)
SGMS Escrow Corp.
Term Loan, 6.00%, Maturing October 1, 2021	$625	$617,188
SGS Cayman, L.P.
Term Loan, 6.00%, Maturing April 23, 2021	141	140,557
Shield Finance Co. S.a.r.l.
Term Loan, 5.00%, Maturing January 29, 2021	447	445,508
Sirius Computer Solutions, Inc.
Term Loan, 7.00%, Maturing November 30, 2018	214	214,574
SkillSoft Corporation
Term Loan, 5.75%, Maturing April 28, 2021	1,496	1,471,562
Smart Technologies ULC
Term Loan, 10.50%, Maturing January 31, 2018	363	358,875
Sophia, L.P.
Term Loan, 4.00%, Maturing July 19, 2018	989	977,687
Southwire Company
Term Loan, 3.25%, Maturing February 10, 2021	248	239,647
SunEdison Semiconductor B.V.
Term Loan, 6.50%, Maturing May 27, 2019	547	539,041
SurveyMonkey.com, LLC
Term Loan, 5.50%, Maturing February 5, 2019	1,260	1,254,537
Sutherland Global Services, Inc.
Term Loan, 6.00%, Maturing April 23, 2021	607	603,827
Sybil Software, LLC
Term Loan, 4.75%, Maturing March 20, 2020	2,069	2,053,855
Vantiv, LLC
Term Loan, 3.75%, Maturing June 13, 2021	597	592,985
VeriFone, Inc.
Term Loan, 3.50%, Maturing July 8, 2021	1,990	1,966,369
Vertafore, Inc.
Term Loan, 4.25%, Maturing October 3, 2019	484	480,018
Wall Street Systems Delaware, Inc.
Term Loan, 4.50%, Maturing April 30, 2021	2,617	2,586,854
Websense, Inc.
Term Loan, 4.50%, Maturing June 25, 2020	443	436,812
Zebra Technologies Corporation
Term Loan, 4.75%, Maturing October 27, 2021	1,525	1,536,915

		$59,803,920

Equipment Leasing — 0.5%
Delos Finance S.a.r.l.
Term Loan, 3.50%, Maturing March 6, 2021	$1,625	$1,615,521
Flying Fortress, Inc.
Term Loan, 3.50%, Maturing June 30, 2017	1,458	1,443,750

		$3,059,271

11	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Financial Intermediaries — 3.7%
American Capital, Ltd.
Term Loan, 3.50%, Maturing August 22, 2017	$297	$293,288
Armor Holding II, LLC
Term Loan, 5.75%, Maturing June 26, 2020	1,356	1,349,149
Citco Funding, LLC
Term Loan, 4.25%, Maturing June 29, 2018	1,017	1,013,636
Clipper Acquisitions Corp.
Term Loan, 3.00%, Maturing February 6, 2020	270	259,582
First Data Corporation
Term Loan, 3.67%, Maturing March 24, 2017	500	492,250
Term Loan, 3.67%, Maturing March 23, 2018	3,455	3,389,747
Term Loan, 3.67%, Maturing September 24, 2018	1,125	1,104,258
Grosvenor Capital Management Holdings, LLP
Term Loan, 3.75%, Maturing January 4, 2021	2,757	2,708,949
Guggenheim Partners, LLC
Term Loan, 4.25%, Maturing July 22, 2020	867	860,901
Hamilton Lane Advisors, LLC
Term Loan, 4.00%, Maturing February 28, 2018	263	259,227
Harbourvest Partners, LLC
Term Loan, 3.25%, Maturing February 4, 2021	1,142	1,106,664
Home Loan Servicing Solutions Ltd.
Term Loan, 4.50%, Maturing June 26, 2020	591	559,234
LPL Holdings, Inc.
Term Loan, 3.25%, Maturing March 29, 2019	1,901	1,874,564
Medley, LLC
Term Loan, 6.50%, Maturing June 15, 2019	367	365,210
MIP Delaware, LLC
Term Loan, 4.00%, Maturing March 9, 2020	647	642,051
Moneygram International, Inc.
Term Loan, 4.25%, Maturing March 27, 2020	221	205,035
NXT Capital, Inc.
Term Loan, 6.25%, Maturing September 4, 2018	74	74,807
Term Loan, 6.25%, Maturing September 4, 2018	444	446,597
Ocwen Financial Corporation
Term Loan, 5.00%, Maturing February 15, 2018	2,591	2,440,329
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020	1,577	1,547,779
Walker & Dunlop, Inc.
Term Loan, 5.25%, Maturing December 11, 2020	396	395,010
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 11, 2020	2,140	1,936,752

		$23,325,019

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Food Products — 3.5%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017	$2,602	$2,589,336
Big Heart Pet Brands
Term Loan, 3.50%, Maturing March 8, 2020	1,973	1,898,951
Charger OpCo B.V.
Term Loan, 3.50%, Maturing July 23, 2021	1,600	1,564,000
CSM Bakery Solutions, LLC
Term Loan, 5.00%, Maturing July 3, 2020	543	533,623
Del Monte Foods, Inc.
Term Loan, 4.25%, Maturing February 18, 2021	945	869,739
Diamond Foods, Inc.
Term Loan, 4.25%, Maturing August 20, 2018	1,117	1,108,654
Dole Food Company, Inc.
Term Loan, 4.50%, Maturing November 1, 2018	703	697,096
H.J. Heinz Company
Term Loan, 3.50%, Maturing June 5, 2020	4,746	4,726,270
High Liner Foods Incorporated
Term Loan, 4.25%, Maturing April 24, 2021	546	539,734
JBS USA Holdings, Inc.
Term Loan, 3.75%, Maturing May 25, 2018	2,593	2,555,837
Term Loan, 3.75%, Maturing September 18, 2020	963	951,066
NBTY, Inc.
Term Loan, 3.50%, Maturing October 1, 2017	3,727	3,628,895
Pinnacle Foods Finance, LLC
Term Loan, 3.00%, Maturing April 29, 2020	420	407,936

		$22,071,137

Food Service — 2.3%
Aramark Services, Inc.
Term Loan, 3.67%, Maturing July 26, 2016	$48	$47,712
Term Loan, 3.67%, Maturing July 26, 2016	216	213,469
ARG IH Corporation
Term Loan, 4.75%, Maturing November 15, 2020	173	172,709
Buffets, Inc.
Term Loan, 0.13%, Maturing April 22, 2015(3)	83	66,552
CEC Entertainment, Inc.
Term Loan, 4.00%, Maturing February 14, 2021	993	969,342
Darling International, Inc.
Term Loan, 3.25%, Maturing January 6, 2021	447	444,950
Dunkin’ Brands, Inc.
Term Loan, 3.25%, Maturing February 7, 2021	3,299	3,228,301
Landry’s, Inc.
Term Loan, 4.00%, Maturing April 24, 2018	1,636	1,628,312

12	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Food Service (continued)
NPC International, Inc.
Term Loan, 4.00%, Maturing December 28, 2018	$1,307	$1,274,057
OSI Restaurant Partners, LLC
Term Loan, 3.50%, Maturing October 25, 2019	293	289,758
P.F. Chang’s China Bistro, Inc.
Term Loan, 4.25%, Maturing July 2, 2019	191	183,478
Seminole Hard Rock Entertainment, Inc.
Term Loan, 3.50%, Maturing May 14, 2020	148	142,702
US Foods, Inc.
Term Loan, 4.50%, Maturing March 31, 2019	3,423	3,407,900
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing April 2, 2020	3,242	2,514,770

		$14,584,012

Food / Drug Retailers — 2.8%
Albertson’s Holdings, LLC
Term Loan, 4.00%, Maturing August 25, 2019	$1,675	$1,669,975
Term Loan, 4.50%, Maturing August 25, 2021	675	676,266
Albertson’s, LLC
Term Loan, 4.75%, Maturing March 21, 2019	620	617,427
General Nutrition Centers, Inc.
Term Loan, 3.25%, Maturing March 4, 2019	2,909	2,815,807
New Albertson’s, Inc.
Term Loan, 4.75%, Maturing June 27, 2021	4,663	4,603,566
Pantry, Inc. (The)
Term Loan, 4.75%, Maturing August 2, 2019	220	219,655
Rite Aid Corporation
Term Loan, 3.50%, Maturing February 21, 2020	1,256	1,253,592
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020	250	251,406
Supervalu, Inc.
Term Loan, 4.50%, Maturing March 21, 2019	5,371	5,288,872

		$17,396,566

Health Care — 9.9%
Akorn, Inc.
Term Loan, 4.50%, Maturing April 16, 2021	$673	$669,104
Alere, Inc.
Term Loan, 4.25%, Maturing June 30, 2017	1,622	1,612,851
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019	640	633,850
Amneal Pharmaceuticals, LLC
Term Loan, 5.00%, Maturing November 1, 2019	1,070	1,069,340
Amsurg Corp.
Term Loan, 3.75%, Maturing July 16, 2021	473	470,853

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)
Ardent Medical Services, Inc.
Term Loan, 6.75%, Maturing July 2, 2018	$706	$707,597
ATI Holdings, Inc.
Term Loan, 5.25%, Maturing December 20, 2019	221	220,541
Auris Luxembourg II S.A.
Term Loan, Maturing December 31, 2021(2)	550	549,312
Biomet, Inc.
Term Loan, 3.67%, Maturing July 25, 2017	4,187	4,173,890
CareCore National, LLC
Term Loan, 5.50%, Maturing March 5, 2021	324	320,536
CeramTec Acquisition Corporation
Term Loan, 4.25%, Maturing August 30, 2020	90	89,445
CHG Healthcare Services, Inc.
Term Loan, 4.25%, Maturing November 19, 2019	1,054	1,044,075
Community Health Systems, Inc.
Term Loan, 4.25%, Maturing January 27, 2021	5,867	5,862,450
Convatec, Inc.
Term Loan, 4.00%, Maturing December 22, 2016	502	497,730
CPI Buyer, LLC
Term Loan, 5.50%, Maturing August 18, 2021	748	736,903
DaVita HealthCare Partners, Inc.
Term Loan, 3.50%, Maturing June 24, 2021	2,090	2,072,709
DJO Finance, LLC
Term Loan, 4.25%, Maturing September 15, 2017	1,367	1,339,263
Envision Healthcare Corporation
Term Loan, 4.00%, Maturing May 25, 2018	2,369	2,347,695
Faenza Acquisition GmbH
Term Loan, 4.25%, Maturing August 30, 2020	272	269,523
Term Loan, 4.25%, Maturing August 30, 2020	911	901,648
Gentiva Health Services, Inc.
Term Loan, 6.50%, Maturing October 18, 2019	2,754	2,757,658
Grifols Worldwide Operations USA, Inc.
Term Loan, 3.17%, Maturing February 27, 2021	3,176	3,137,888
Halyard Health, Inc.
Term Loan, 4.00%, Maturing November 1, 2021	475	476,113
HCA, Inc.
Term Loan, 3.01%, Maturing May 1, 2018	420	416,999
Iasis Healthcare, LLC
Term Loan, 4.50%, Maturing May 3, 2018	794	788,394
inVentiv Health, Inc.
Term Loan, 7.75%, Maturing May 15, 2018	331	329,901
Term Loan, 7.75%, Maturing May 15, 2018	1,340	1,336,074
JLL/Delta Dutch Newco B.V.
Term Loan, 4.25%, Maturing March 11, 2021	1,294	1,259,142

13	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)
Kindred Healthcare, Inc.
Term Loan, 4.25%, Maturing April 9, 2021	$995	$967,637
Kinetic Concepts, Inc.
Term Loan, 4.00%, Maturing May 4, 2018	1,323	1,311,145
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018	398	383,592
Mallinckrodt International Finance S.A.
Term Loan, 3.25%, Maturing March 19, 2021	2,010	1,972,547
Term Loan, 3.50%, Maturing March 19, 2021	873	860,539
MedAssets, Inc.
Term Loan, 4.00%, Maturing December 13, 2019	179	178,159
Millennium Laboratories, Inc.
Term Loan, 5.25%, Maturing April 16, 2021	1,368	1,363,423
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	274	266,133
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	199	197,471
National Mentor Holdings, Inc.
Term Loan, 4.25%, Maturing January 31, 2021	347	339,776
Onex Carestream Finance L.P.
Term Loan, 5.00%, Maturing June 7, 2019	1,391	1,384,600
Opal Acquisition, Inc.
Term Loan, 5.00%, Maturing November 27, 2020	1,436	1,423,389
Ortho-Clinical Diagnostics, Inc.
Term Loan, 4.75%, Maturing June 30, 2021	1,541	1,518,851
Pharmaceutical Product Development, LLC
Term Loan, 4.00%, Maturing December 5, 2018	2,818	2,806,230
PRA Holdings, Inc.
Term Loan, 4.50%, Maturing September 23, 2020	2,306	2,279,922
Radnet Management, Inc.
Term Loan, 4.27%, Maturing October 10, 2018	881	875,889
RegionalCare Hospital Partners, Inc.
Term Loan, 6.00%, Maturing April 19, 2019	1,519	1,514,828
Sage Products Holdings III, LLC
Term Loan, 5.00%, Maturing December 13, 2019	981	979,422
Salix Pharmaceuticals Ltd.
Term Loan, 4.25%, Maturing January 2, 2020	1,168	1,157,177
Select Medical Corporation
Term Loan, 2.99%, Maturing December 20, 2016	175	171,937
Term Loan, 3.75%, Maturing June 1, 2018	900	877,500
Steward Health Care System, LLC
Term Loan, 6.75%, Maturing April 12, 2020	1,457	1,444,525
Tecomet, Inc.
Term Loan, 5.75%, Maturing December 5, 2021	825	796,125

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)
Truven Health Analytics, Inc.
Term Loan, 4.50%, Maturing June 6, 2019	$806	$785,329
U.S. Renal Care, Inc.
Term Loan, 4.25%, Maturing July 3, 2019	198	194,906

		$62,142,536

Home Furnishings — 0.9%
Interline Brands, Inc.
Term Loan, 4.00%, Maturing March 17, 2021	$149	$143,850
Serta Simmons Holdings, LLC
Term Loan, 4.25%, Maturing October 1, 2019	3,326	3,290,268
Tempur-Pedic International, Inc.
Term Loan, 3.50%, Maturing March 18, 2020	2,282	2,253,433

		$5,687,551

Industrial Equipment — 2.8%
Alliance Laundry Systems, LLC
Term Loan, 4.25%, Maturing December 10, 2018	$151	$150,039
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020	3,788	3,683,392
Delachaux S.A.
Term Loan, 5.25%, Maturing September 25, 2021	400	399,000
Doosan Infracore International, Inc.
Term Loan, 4.50%, Maturing May 28, 2021	2,502	2,489,251
Filtration Group Corporation
Term Loan, 4.50%, Maturing November 21, 2020	173	173,033
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020	1,086	1,020,905
Generac Power Systems, Inc.
Term Loan, 3.25%, Maturing May 31, 2020	1,771	1,717,870
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 30, 2021	1,818	1,770,337
Milacron, LLC
Term Loan, 4.00%, Maturing March 28, 2020	296	288,129
NN, Inc.
Term Loan, 6.00%, Maturing August 27, 2021	493	492,549
Paladin Brands Holding, Inc.
Term Loan, 6.75%, Maturing August 16, 2019	422	421,258
Rexnord, LLC
Term Loan, 4.00%, Maturing August 21, 2020	2,765	2,711,774
Signode Industrial Group US, Inc.
Term Loan, 3.75%, Maturing May 1, 2021	729	701,823
Spansion, LLC
Term Loan, 3.75%, Maturing December 19, 2019	515	511,423

14	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Industrial Equipment (continued)
STS Operating, Inc.
Term Loan, 4.75%, Maturing February 12, 2021	$199	$195,522
Tank Holding Corp.
Term Loan, 4.25%, Maturing July 9, 2019	797	784,196
Virtuoso US, LLC
Term Loan, 4.75%, Maturing February 11, 2021	273	271,232

		$17,781,733

Insurance — 2.6%
Alliant Holdings I, Inc.
Term Loan, 4.25%, Maturing December 20, 2019	$1,697	$1,675,390
AmWINS Group, LLC
Term Loan, 5.00%, Maturing September 6, 2019	2,313	2,307,609
Asurion, LLC
Term Loan, 5.00%, Maturing May 24, 2019	5,589	5,521,796
Term Loan, 4.25%, Maturing July 8, 2020	542	526,852
Term Loan - Second Lien, 8.50%, Maturing March 3, 2021	675	673,313
CGSC of Delaware Holding Corporation
Term Loan, 5.00%, Maturing April 16, 2020	271	250,559
CNO Financial Group, Inc.
Term Loan, 3.75%, Maturing September 28, 2018	483	471,978
Cunningham Lindsey U.S., Inc.
Term Loan, 5.00%, Maturing December 10, 2019	466	455,618
Hub International Limited
Term Loan, 4.25%, Maturing October 2, 2020	2,001	1,948,978
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019	2,287	2,248,451

		$16,080,544

Leisure Goods / Activities / Movies — 3.1%
AMC Entertainment, Inc.
Term Loan, 3.50%, Maturing April 30, 2020	$1,277	$1,262,348
Aufinco Pty Limited
Term Loan, 4.00%, Maturing May 29, 2020	246	240,709
Bombardier Recreational Products, Inc.
Term Loan, 4.00%, Maturing January 30, 2019	1,603	1,574,807
ClubCorp Club Operations, Inc.
Term Loan, 4.50%, Maturing July 24, 2020	818	807,043
Dave & Buster’s, Inc.
Term Loan, 4.25%, Maturing July 25, 2020	101	101,035
Emerald Expositions Holding, Inc.
Term Loan, 4.75%, Maturing June 17, 2020	572	563,407
Equinox Holdings, Inc.
Term Loan, 5.00%, Maturing January 31, 2020	988	981,335

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	$185	$184,189
Kasima, LLC
Term Loan, 3.25%, Maturing May 17, 2021	479	467,906
Live Nation Entertainment, Inc.
Term Loan, 3.50%, Maturing August 17, 2020	171	169,125
Nord Anglia Education Finance, LLC
Term Loan, 4.50%, Maturing March 31, 2021	1,667	1,641,626
Regal Cinemas, Inc.
Term Loan, 2.70%, Maturing August 23, 2017	2,496	2,455,440
Sabre, Inc.
Term Loan, 4.00%, Maturing February 19, 2019	637	628,640
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing May 14, 2020	1,482	1,407,926
SRAM, LLC
Term Loan, 4.01%, Maturing April 10, 2020	914	886,248
Town Sports International, Inc.
Term Loan, 4.50%, Maturing November 16, 2020	735	531,138
WMG Acquisition Corp.
Term Loan, 3.75%, Maturing July 1, 2020	2,026	1,954,716
Zuffa, LLC
Term Loan, 3.75%, Maturing February 25, 2020	3,445	3,307,052

		$19,164,690

Lodging and Casinos — 2.9%
Amaya Holdings B.V.
Term Loan, 5.00%, Maturing August 1, 2021	$2,319	$2,305,852
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020	280	276,046
Caesars Entertainment Operating Company
Term Loan, 6.99%, Maturing March 1, 2017(5)	785	693,670
CityCenter Holdings, LLC
Term Loan, 4.25%, Maturing October 16, 2020	500	497,127
Four Seasons Holdings, Inc.
Term Loan, 3.50%, Maturing June 27, 2020	395	388,334
Golden Nugget, Inc.
Term Loan, 5.50%, Maturing November 21, 2019	89	88,487
Term Loan, 5.50%, Maturing November 21, 2019	208	206,471
Hilton Worldwide Finance, LLC
Term Loan, 3.50%, Maturing October 26, 2020	7,220	7,146,327
La Quinta Intermediate Holdings, LLC
Term Loan, 4.00%, Maturing April 14, 2021	699	692,144
MGM Resorts International
Term Loan, 3.50%, Maturing December 20, 2019	1,911	1,869,197

15	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Lodging and Casinos (continued)
Pinnacle Entertainment, Inc.
Term Loan, 3.75%, Maturing August 13, 2020	$444	$439,877
Playa Resorts Holding B.V.
Term Loan, 4.00%, Maturing August 6, 2019	1,286	1,266,932
RHP Hotel Properties L.P.
Term Loan, 3.75%, Maturing January 15, 2021	423	423,139
Scientific Games International, Inc.
Term Loan, 6.00%, Maturing October 18, 2020	1,881	1,858,663
Tropicana Entertainment, Inc.
Term Loan, 4.00%, Maturing November 27, 2020	222	218,716

		$18,370,982

Nonferrous Metals / Minerals — 1.9%
Alpha Natural Resources, LLC
Term Loan, 3.50%, Maturing May 22, 2020	$1,400	$1,135,801
Arch Coal, Inc.
Term Loan, 6.25%, Maturing May 16, 2018	2,419	2,011,384
Fairmount Minerals Ltd.
Term Loan, 3.81%, Maturing March 15, 2017	247	228,359
Term Loan, 4.50%, Maturing September 5, 2019	2,224	2,026,011
Murray Energy Corporation
Term Loan, 5.25%, Maturing December 5, 2019	844	814,309
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019	486	466,800
Novelis, Inc.
Term Loan, 3.75%, Maturing March 10, 2017	2,648	2,626,885
Oxbow Carbon, LLC
Term Loan, 4.25%, Maturing July 19, 2019	1,203	1,109,853
Walter Energy, Inc.
Term Loan, 7.25%, Maturing April 2, 2018	1,603	1,247,247

		$11,666,649

Oil and Gas — 3.3%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	$2,192	$2,006,045
Bronco Midstream Funding, LLC
Term Loan, 5.00%, Maturing August 15, 2020	1,010	954,423
Citgo Petroleum Corporation
Term Loan, 4.50%, Maturing July 29, 2021	723	721,380
Crestwood Holdings, LLC
Term Loan, 7.00%, Maturing June 19, 2019	1,243	1,174,358
Drillships Ocean Ventures, Inc.
Term Loan, 5.50%, Maturing July 25, 2021	798	647,377

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Oil and Gas (continued)
Energy Transfer Equity, L.P.
Term Loan, 3.25%, Maturing December 2, 2019	$1,025	$996,812
Fieldwood Energy, LLC
Term Loan, 3.88%, Maturing September 28, 2018	642	610,539
Term Loan - Second Lien, 8.38%, Maturing September 30, 2020	425	313,013
Floatel International, Ltd.
Term Loan, 6.00%, Maturing June 27, 2020	1,690	1,377,136
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	3,209	3,074,092
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015	341	338,208
Paragon Offshore Finance Company
Term Loan, 3.75%, Maturing July 18, 2021	648	538,151
Samson Investment Company
Term Loan - Second Lien, 5.00%, Maturing September 25, 2018	1,425	1,126,937
Seadrill Partners Finco, LLC
Term Loan, 4.00%, Maturing February 21, 2021	2,452	1,914,759
Seventy Seven Operating, LLC
Term Loan, 3.75%, Maturing June 25, 2021	348	295,142
Sheridan Investment Partners II, L.P.
Term Loan, 4.25%, Maturing December 16, 2020	23	18,339
Term Loan, 4.25%, Maturing December 16, 2020	61	49,173
Term Loan, 4.25%, Maturing December 16, 2020	436	353,486
Sheridan Production Partners I, LLC
Term Loan, 4.25%, Maturing October 1, 2019	78	68,459
Term Loan, 4.25%, Maturing October 1, 2019	128	112,080
Term Loan, 4.25%, Maturing October 1, 2019	967	845,836
Tallgrass Operations, LLC
Term Loan, 4.25%, Maturing November 13, 2018	1,471	1,439,787
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018	1,874	1,739,858

		$20,715,390

Publishing — 2.0%
Ascend Learning, LLC
Term Loan, 6.00%, Maturing July 31, 2019	$819	$814,718
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	3,802	3,523,605
Interactive Data Corporation
Term Loan, 4.75%, Maturing May 2, 2021	1,045	1,039,787
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018	4,554	4,360,855

16	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Publishing (continued)
McGraw-Hill Global Education Holdings, LLC
Term Loan, 5.75%, Maturing March 22, 2019	$357	$356,166
Merrill Communications, LLC
Term Loan, 5.75%, Maturing March 8, 2018	337	336,611
Multi Packaging Solutions, Inc.
Term Loan, 4.25%, Maturing September 30, 2020	223	216,753
Nelson Education, Ltd.
Term Loan, 6.75%, Maturing July 3, 2014(7)	302	247,665
Penton Media, Inc.
Term Loan, 5.50%, Maturing October 3, 2019	370	368,461
ProQuest, LLC
Term Loan, 5.25%, Maturing October 24, 2021	500	498,542
Springer Science+Business Media Deutschland GmbH
Term Loan, 4.75%, Maturing August 14, 2020	667	658,256

		$12,421,419

Radio and Television — 1.9%
ALM Media Holdings, Inc.
Term Loan, 5.50%, Maturing July 31, 2020	$323	$322,161
AP NMT Acquisition B.V.
Term Loan, 6.75%, Maturing August 13, 2021	324	319,325
Block Communications, Inc.
Term Loan, 5.75%, Maturing October 21, 2021	150	149,251
Clear Channel Communications, Inc.
Term Loan, 3.82%, Maturing January 29, 2016	4	3,781
Term Loan, 6.92%, Maturing January 30, 2019	453	427,825
Term Loan, 7.67%, Maturing July 30, 2019	146	140,008
Cumulus Media Holdings, Inc.
Term Loan, 4.25%, Maturing December 23, 2020	2,609	2,529,113
Entercom Radio, LLC
Term Loan, 4.00%, Maturing November 23, 2018	175	174,012
Entravision Communications Corporation
Term Loan, 3.50%, Maturing May 31, 2020	2,155	2,090,653
Gray Television, Inc.
Term Loan, 3.75%, Maturing June 10, 2021	156	153,738
Media General, Inc.
Term Loan, 4.25%, Maturing July 31, 2020	960	950,484
Mission Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020	427	423,108
Nexstar Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020	485	479,811
Raycom TV Broadcasting, LLC
Term Loan, 3.75%, Maturing August 4, 2021	435	431,055

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Radio and Television (continued)
TWCC Holding Corp.
Term Loan - Second Lien, 7.00%, Maturing June 26, 2020	$375	$358,125
Univision Communications, Inc.
Term Loan, 4.00%, Maturing March 1, 2020	491	481,072
Term Loan, 4.00%, Maturing March 1, 2020	2,754	2,698,815

		$12,132,337

Retailers (Except Food and Drug) — 5.4%
99 Cents Only Stores
Term Loan, 4.50%, Maturing January 11, 2019	$1,267	$1,257,086
B.C. Unlimited Liability Company
Term Loan, 4.50%, Maturing December 12, 2021	4,700	4,702,096
Bass Pro Group, LLC
Term Loan, 3.75%, Maturing November 20, 2019	1,506	1,484,850
CDW, LLC
Term Loan, 3.25%, Maturing April 29, 2020	2,169	2,111,280
David’s Bridal, Inc.
Term Loan, 5.25%, Maturing October 11, 2019	597	566,550
Evergreen Acqco 1 L.P.
Term Loan, 5.00%, Maturing July 9, 2019	318	313,335
Harbor Freight Tools USA, Inc.
Term Loan, 4.75%, Maturing July 26, 2019	1,654	1,652,409
Hudson’s Bay Company
Term Loan, 4.75%, Maturing November 4, 2020	821	822,266
J. Crew Group, Inc.
Term Loan, 4.00%, Maturing March 5, 2021	1,915	1,805,241
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018	2,085	2,033,220
Men’s Wearhouse, Inc. (The)
Term Loan, 4.50%, Maturing June 18, 2021	948	944,071
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020	5,484	5,391,861
Term Loan, 4.00%, Maturing January 28, 2020	648	640,270
Neiman Marcus Group, Inc. (The)
Term Loan, 4.25%, Maturing October 25, 2020	2,698	2,646,467
Party City Holdings, Inc.
Term Loan, 4.00%, Maturing July 27, 2019	735	720,374
Pep Boys-Manny, Moe & Jack (The)
Term Loan, 4.25%, Maturing October 11, 2018	221	218,984
Petco Animal Supplies, Inc.
Term Loan, 4.00%, Maturing November 24, 2017	1,464	1,449,360
PFS Holding Corporation
Term Loan, 4.50%, Maturing January 31, 2021	1,141	953,048

17	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.50%, Maturing April 30, 2021	$348	$346,509
Pilot Travel Centers, LLC
Term Loan, 4.25%, Maturing October 1, 2021	1,450	1,454,531
Rent-A-Center, Inc.
Term Loan, 3.75%, Maturing March 19, 2021	347	339,993
Spin Holdco, Inc.
Term Loan, 4.25%, Maturing November 14, 2019	914	901,755
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.00%, Maturing August 21, 2019	1,015	972,468

		$33,728,024

Steel — 1.5%
FMG Resources (August 2006) Pty Ltd.
Term Loan, 3.75%, Maturing June 30, 2019	$4,539	$4,146,151
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 1, 2017	3,122	3,063,927
Neenah Foundry Company
Term Loan, 6.75%, Maturing April 26, 2017	663	657,722
Patriot Coal Corporation
Term Loan, 9.00%, Maturing December 15, 2018	1,485	1,420,031

		$9,287,831

Surface Transport — 0.7%
Hertz Corporation (The)
Term Loan, 3.50%, Maturing March 11, 2018	$1,130	$1,103,772
Term Loan, 3.75%, Maturing March 11, 2018	1,000	995,000
Term Loan, 4.00%, Maturing March 11, 2018	882	870,607
Stena International S.a.r.l.
Term Loan, 4.00%, Maturing March 3, 2021	1,017	900,322
Swift Transportation Co., LLC
Term Loan, 3.75%, Maturing June 9, 2021	769	761,111

		$4,630,812

Telecommunications — 2.4%
Cellular South, Inc.
Term Loan, 3.25%, Maturing May 22, 2020	$197	$194,863
Ciena Corporation
Term Loan, 3.75%, Maturing July 15, 2019	2,494	2,456,344
Intelsat Jackson Holdings S.A.
Term Loan, 3.75%, Maturing June 30, 2019	4,750	4,692,606
IPC Systems, Inc.
Term Loan, 6.00%, Maturing November 8, 2020	697	693,888

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Telecommunications (continued)
Sable International Finance Limited
Term Loan, Maturing November 6, 2016(2)	$275	$275,000
SBA Senior Finance II, LLC
Term Loan, 3.25%, Maturing March 24, 2021	1,119	1,098,387
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	654	635,885
Term Loan, 4.00%, Maturing April 23, 2019	864	839,368
Telesat Canada
Term Loan, 3.50%, Maturing March 28, 2019	3,788	3,731,607
Windstream Corporation
Term Loan, 3.50%, Maturing August 8, 2019	440	434,982

		$15,052,930

Utilities — 3.6%
Calpine Construction Finance Company, L.P.
Term Loan, 3.00%, Maturing May 3, 2020	$566	$549,030
Term Loan, 3.25%, Maturing January 31, 2022	593	576,076
Calpine Corporation
Term Loan, 4.00%, Maturing April 1, 2018	458	455,052
Term Loan, 4.00%, Maturing April 1, 2018	2,743	2,722,552
Term Loan, 4.00%, Maturing October 9, 2019	914	904,449
Term Loan, 4.00%, Maturing October 30, 2020	223	220,140
Dynegy Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2020	530	525,081
EFS Cogen Holdings I, LLC
Term Loan, 3.75%, Maturing December 17, 2020	316	311,895
Electrical Components International, Inc.
Term Loan, 5.75%, Maturing May 28, 2021	249	249,061
Energy Future Intermediate Holding Co., LLC
DIP Loan, 4.25%, Maturing June 19, 2016	1,125	1,126,758
Equipower Resources Holdings, LLC
Term Loan, 4.25%, Maturing December 21, 2018	943	940,132
Term Loan, 4.25%, Maturing December 31, 2019	296	294,517
Granite Acquisition, Inc.
Term Loan, 5.00%, Maturing October 15, 2021	78	78,749
Term Loan, 5.00%, Maturing October 15, 2021	1,772	1,789,751
La Frontera Generation, LLC
Term Loan, 4.50%, Maturing September 30, 2020	320	316,256
Lonestar Generation, LLC
Term Loan, Maturing February 20, 2021(2)	400	392,000
NRG Energy, Inc.
Term Loan, 2.75%, Maturing July 2, 2018	4,310	4,234,737
PowerTeam Services, LLC
Term Loan, 4.25%, Maturing May 6, 2020	8	7,997
Term Loan, 4.25%, Maturing May 6, 2020	153	149,583

18	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Utilities (continued)
Southcross Energy Partners L.P.
Term Loan, 5.25%, Maturing August 4, 2021	$498	$470,137
Southcross Holdings Borrower L.P.
Term Loan, 6.00%, Maturing August 4, 2021	299	267,158
TerraForm Power Operating, LLC
Term Loan, 4.75%, Maturing July 23, 2019	1,169	1,169,491
TPF II Power, LLC
Term Loan, 5.50%, Maturing October 2, 2021	975	972,156
WTG Holdings III Corp.
Term Loan, 4.75%, Maturing January 15, 2021	3,730	3,683,288

		$22,406,046

Total Senior Floating-Rate Interests (identified cost $618,547,183)		$603,436,496

Corporate Bonds & Notes — 1.7%

Security	Principal Amount (000’s omitted)	Value

Cable and Satellite Television — 0.1%
Virgin Media Secured Finance PLC
5.375%, 4/15/21(8)	$500	$518,750

		$518,750

Chemicals and Plastics — 0.4%
Hexion US Finance Corp.
6.625%, 4/15/20	$1,475	$1,452,875
Ineos Finance PLC
8.375%, 2/15/19(8)	575	613,094
Trinseo Materials Operating S.C.A.
8.75%, 2/1/19(8)	653	665,243

		$2,731,212

Containers and Glass Products — 0.4%
Reynolds Group Holdings, Inc.
5.75%, 10/15/20	$1,925	$1,982,750
Smurfit Kappa Acquisitions
4.875%, 9/15/18(8)	225	234,000

		$2,216,750

Security	Principal Amount (000’s omitted)	Value

Financial Intermediaries — 0.1%
First Data Corp.
6.75%, 11/1/20(8)	$423	$452,610

		$452,610

Health Care — 0.2%
CHS/Community Health Systems, Inc.
5.125%, 8/15/18	$1,050	$1,089,375

		$1,089,375

Industrial Equipment — 0.0%(4)
Erikson Air-Crane, Inc., Promissory Note
6.00%, 11/2/20(3)(9)	$39	$25,604

		$25,604

Lodging and Casinos — 0.2%
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20	$1,125	$855,000
9.00%, 2/15/20	625	462,500

		$1,317,500

Radio and Television — 0.1%
Clear Channel Communications, Inc.
9.00%, 12/15/19	$181	$178,964
Univision Communications, Inc.
6.75%, 9/15/22(8)	384	412,800

		$591,764

Telecommunications — 0.0%(4)
Wind Acquisition Finance SA
6.50%, 4/30/20(8)	$250	$256,563

		$256,563

Utilities — 0.2%
Calpine Corp.
7.875%, 1/15/23(8)	$1,029	$1,139,618

		$1,139,618

Total Corporate Bonds & Notes (identified cost $10,435,519)		$10,339,746

19	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Portfolio of Investments — continued

Common Stocks — 0.6%

Security	Shares	Value

Aerospace and Defense — 0.0%(4)
IAP Worldwide Services, LLC(3)(9)(10)	24	$22,424

		$22,424

Automotive — 0.1%
Dayco Products, LLC(9)	15,250	$564,250

		$564,250

Food Service — 0.0%(4)
Buffets Restaurants Holdings, Inc.(3)(9)(10)	776	$318

		$318

Lodging and Casinos — 0.2%
Affinity Gaming, LLC(3)(9)(10)	41,797	$438,869
Tropicana Entertainment, Inc.(9)(10)	71,982	1,212,897

		$1,651,766

Publishing — 0.3%
ION Media Networks, Inc.(3)(9)	399	$136,155
MediaNews Group, Inc.(9)(10)	45,600	1,535,205

		$1,671,360

Total Common Stocks (identified cost $2,372,368)		$3,910,118

Total Investments — 98.7% (identified cost $631,355,070)		$617,686,360

Less Unfunded Loan Commitments — (0.2)%		$(1,109,176)

Net Investments — 98.5% (identified cost $630,245,894)		$616,577,184

Other Assets, Less Liabilities — 1.5%		$9,675,449

Net Assets — 100.0%		$626,252,633

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

DIP	–	Debtor in Possession
(1)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after December 31, 2014, at which time the interest rate will be determined.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 10).

(4)	Amount is less than 0.05%.

(5)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(6)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(7)	The issuer is in default on the payment of principal but continues to pay interest.

(8)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At December 31, 2014, the aggregate value of these securities is $4,292,678 or 0.7% of the Fund’s net assets.

(9)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(10)	Non-income producing security.

20	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Statement of Assets and Liabilities

Assets	December 31, 2014
Investments, at value (identified cost, $630,245,894)	$616,577,184
Cash	13,254,645
Interest receivable	1,875,186
Receivable for investments sold	1,361,894
Receivable for Fund shares sold	122,271
Prepaid expenses	30,427
Total assets	$633,221,607

Liabilities
Payable for investments purchased	$4,677,290
Payable for Fund shares redeemed	1,545,469
Payable to affiliates:
Investment adviser fee	310,677
Distribution fees	134,947
Trustees’ fees	6,839
Payable for shareholder servicing fees	176,912
Accrued expenses	116,840
Total liabilities	$6,968,974
Net Assets	$626,252,633

Sources of Net Assets
Paid-in capital	$636,338,727
Accumulated net realized loss	(299,043)
Accumulated undistributed net investment income	3,881,659
Net unrealized depreciation	(13,668,710)
Total	$626,252,633

Initial Class Shares
Net Assets	$625,638,078
Shares Outstanding	68,096,904
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.19

ADV Class Shares
Net Assets	$614,555
Shares Outstanding	66,850
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.19

21	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Statement of Operations

Investment Income	Year Ended December 31, 2014
Interest and other income	$26,793,550
Dividends	201,035
Total investment income	$26,994,585

Expenses
Investment adviser fee	$3,609,703
Distribution fees
Initial Class	1,569,158
Shareholder servicing fees
Initial Class	1,477,703
ADV Class	505
Trustees’ fees and expenses	27,900
Custodian fee	240,903
Transfer and dividend disbursing agent fees	14,003
Legal and accounting services	107,908
Printing and postage	56,292
Interest expense and fees	72,724
Miscellaneous	27,597
Total expenses	$7,204,396
Deduct —
Reduction of custodian fee	$7,766
Total expense reductions	$7,766

Net expenses	$7,196,630

Net investment income	$19,797,955

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(272,558)
Net realized loss	$(272,558)
Change in unrealized appreciation (depreciation) —
Investments	$(17,048,860)
Net change in unrealized appreciation (depreciation)	$(17,048,860)

Net realized and unrealized loss	$(17,321,418)

Net increase in net assets from operations	$2,476,537

22	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$19,797,955	$17,833,918
Net realized gain (loss) from investment transactions	(272,558)	776,431
Net change in unrealized appreciation (depreciation) from investments	(17,048,860)	335,316
Net increase in net assets from operations	$2,476,537	$18,945,665
Distributions to shareholders —
From net investment income
Initial Class	$(19,788,083)	$(18,012,037)
ADV Class	(7,528)	—
From net realized gain
Initial Class	—	(3,269,569)
Total distributions to shareholders	$(19,795,611)	$(21,281,606)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Initial Class	$206,484,771	$225,824,598
ADV Class	1,135,244	—
Net asset value of shares issued to shareholders in payment of distributions declared
Initial Class	19,788,083	21,281,606
ADV Class	7,528	—
Cost of shares redeemed
Initial Class	(169,211,032)	(78,780,864)
ADV Class	(520,503)	—
Net increase in net assets from Fund share transactions	$57,684,091	$168,325,340

Net increase in net assets	$40,365,017	$165,989,399

Net Assets
At beginning of year	$585,887,616	$419,898,217
At end of year	$626,252,633	$585,887,616

Accumulated undistributed net investment income included in net assets
At end of year	$3,881,659	$3,085,349

23	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Financial Highlights

	Initial Class
	Year Ended December 31,
	2014		2013		2012		2011		2010
Net asset value — Beginning of year	$9.430		$9.460		$9.300		$9.460		$9.050

Income (Loss) From Operations
Net investment income(1)	$0.295		$0.327		$0.396		$0.399		$0.369
Net realized and unrealized gain (loss)	(0.240)		0.031		0.270		(0.161)		0.442

Total income from operations	$0.055		$0.358		$0.666		$0.238		$0.811

Less Distributions
From net investment income	$(0.295)		$(0.332)		$(0.396)		$(0.398)		$(0.401)
From net realized gain	—		(0.056)		(0.110)		—		—

Total distributions	$(0.295)		$(0.388)		$(0.506)		$(0.398)		$(0.401)

Net asset value — End of year	$9.190		$9.430		$9.460		$9.300		$9.460

Total Return(2)	0.57%		3.85%		7.33%		2.54%		9.12%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$625,638		$585,888		$419,898		$354,692		$354,097
Ratios (as a percentage of average daily net assets):
Expenses	1.15	%(3)	1.15	%(4)	1.16	%(3)	1.17	%(3)	1.15	%(3)
Net investment income	3.15%		3.45%		4.21%		4.24%		3.98%
Portfolio Turnover	29%		38%		42%		53%		35%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Expenses after custodian fee reduction were 1.14%.

24	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Financial Highlights — continued

	ADV Class
	Period Ended December 31, 2014(1)
Net asset value — Beginning of period	$9.400

Income (Loss) From Operations
Net investment income(2)	$0.234
Net realized and unrealized loss	(0.216)

Total income from operations	$0.018

Less Distributions
From net investment income	$(0.228)

Total distributions	$(0.228)

Net asset value — End of period	$9.190

Total Return(3)	0.18	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$615
Ratios (as a percentage of average daily net assets):
Expenses	0.90	%(5)(6)
Net investment income	3.52	%(6)
Portfolio Turnover	29	%(7)

(1)	For the period from commencement of operations on April 15, 2014 to December 31, 2014.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	For the year ended December 31, 2014.

25	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance VT Floating-Rate Income Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide a high level of current income. Effective April 15, 2014, the Fund designated its existing shares as Initial Class and established a new class of shares named ADV Class. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’ paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund is generally made available for purchase only to separate accounts established by participating insurance companies and qualified pension or retirement plans.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

26

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Notes to Financial Statements — continued

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Unfunded Loan Commitments — The Fund may enter into certain loan or credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At December 31, 2014, the Fund had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, if an election is made on behalf of a separate account, to receive some or all of the distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended December 31,
	2014	2013

Distributions declared from:
Ordinary income	$19,795,611	$18,855,996
Long-term capital gains	$—	$2,425,610

During the year ended December 31, 2014, accumulated net realized gain was decreased by $793,966 and accumulated undistributed net investment income was increased by $793,966 due to differences between book and tax accounting, primarily for dividend redesignations. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

27

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Notes to Financial Statements — continued

As of December 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$3,881,659
Deferred capital losses	$(221,896)
Net unrealized depreciation	$(13,745,857)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

At December 31, 2014, the Fund, for federal income tax purposes, had deferred capital losses of $221,896, which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2014, $221,896 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$630,323,041

Gross unrealized appreciation	$2,477,575
Gross unrealized depreciation	(16,223,432)

Net unrealized depreciation	$(13,745,857)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.575% of the Fund’s average daily net assets up to $1 billion, 0.525% of average daily net assets from $1 billion but less than $2 billion, and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. For the year ended December 31, 2014, the investment adviser fee amounted to $3,609,703 or 0.575 % of the Fund’s average daily net assets. EVM also serves as administrator of the Fund, but receives no compensation. Eaton Vance Distributors, Inc. (EVD), the Fund’s principal underwriter and an affiliate of EVM, received distribution fees (see Note 4).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plan

The Fund has in effect a distribution plan for Initial Class shares (Initial Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Initial Class Plan, the Fund pays EVD a distribution fee of 0.25% per annum of its average daily net assets attributable to Initial Class shares for the sale and distribution of Initial Class shares. Distribution fees paid or accrued to EVD for the year ended December 31, 2014 amounted to $1,569,158. Insurance companies receive such fees from EVD based on the value of shares held by such companies. The insurance companies through which investors hold shares of the Fund may also pay fees to third parties in connection with the sale of variable contracts and for services provided to variable contract owners. The Fund, EVM or EVD are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their variable contracts for a discussion of these payments. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Distribution fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan) for Initial Class and ADV Class. The Servicing Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, investment dealers, broker/dealers or other financial intermediaries that provide shareholder services relating to Fund shares and their shareholders, including variable contract owners or plan participants with interests in the

28

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Notes to Financial Statements — continued

Fund. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.25% of its average daily net assets attributable to each class that are subject to shareholder servicing agreements. No shareholder servicing fees are levied on shares owned by EVM, its affiliates, or their respective employees or clients and may be waived under certain other limited conditions. For the year ended December 31, 2014, shareholder servicing fees were equivalent to 0.24% per annum of each class’ average daily net assets and amounted to $1,477,703 and $505 for Initial Class and ADV Class, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities and principal repayments on Senior Loans aggregated $248,178,814 and $174,679,833, respectively, for the year ended December 31, 2014.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Initial Class	2014	2013

Sales	22,002,049	23,823,631
Issued to shareholders electing to receive payments of distributions in Fund shares	2,115,606	2,248,161
Redemptions	(18,130,331)	(8,327,676)

Net increase	5,987,324	17,744,116

ADV Class		Period Ended December 31, 2014(1)

Sales		121,464
Issued to shareholders electing to receive payments of distributions in Fund shares		807
Redemptions		(55,421)

Net increase		66,850

(1)	For the period from commencement of operations on April 15, 2014 to December 31, 2014.

At December 31, 2014, separate accounts of 3 insurance companies each owned more than 10% of the value of the outstanding shares of the Fund aggregating 87.3%.

8  Line of Credit

The Fund participates with other portfolios managed by EVM and its affiliates in a $1.4 billion unsecured line of credit agreement with a group of banks, which is in effect through March 16, 2015. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at a prime rate or an amount above either the London Interbank Offered Rate (LIBOR) or the Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated between the Fund and the other participating portfolios at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings during the year ended December 31, 2014.

9  Credit Risk

The Fund invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An

29

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Notes to Financial Statements — continued

economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2014, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$602,114,786	$212,534	$602,327,320
Corporate Bonds & Notes	—	10,314,142	25,604	10,339,746
Common Stocks	1,212,897	2,099,455	597,766	3,910,118

Total Investments	$1,212,897	$614,528,383	$835,904	$616,577,184

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2014 is not presented.

At December 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

30

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Variable Trust and Shareholders of Eaton Vance VT Floating-Rate Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance VT Floating-Rate Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Variable Trust), including the portfolio of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of December 31, 2014, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance VT Floating-Rate Income Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2015

31

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Federal Tax Information (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

32

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

33

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1939    12.31.14

Eaton Vance

VT Large-Cap Value Fund

Annual Report

December 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of the Fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2014

Eaton Vance

VT Large-Cap Value Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Fund Expenses	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	18

Federal Tax Information	19

Management and Organization	20

Important Notices	23

Eaton Vance

VT Large-Cap Value Fund

December 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For investors in U.S. stocks, 2014 was a good year. The S&P 500 Index2 recorded its third consecutive year of double-digit gains, advancing 13.69% for the 12-month period ended December 31, 2014. During the final month of the period, the Dow Jones Industrial Average (the Dow) topped 18,000 for the first time ever, finishing the year with a 10.04% gain. The technology-laden NASDAQ Composite Index added 14.75% for the period.

U.S. equities were driven upward by an ongoing, modest economic recovery that contrasted sharply with slowing growth in most other regions of the globe. U.S. corporate profits remained strong, while unemployment continued to decline. Falling crude oil prices, particularly in the fourth quarter, contributed to low inflation and higher consumer spending.

The year was not without market volatility, however. In January 2014, U.S. equities declined on worries that an unusually cold winter, which led to a spike in natural gas prices, might negatively impact consumer spending. The market also pulled back in October 2014 and again briefly in December, when concerns about the potential repercussions of slowing Chinese growth and possible deflation in Europe seemed to rattle U.S. investors.

But each time, U.S. stocks bounced back. The Dow and the S&P 500 Index both reached new all-time highs several times during the 12-month period. Large-cap U.S. stocks (as measured by the Russell 1000 Index) fared significantly better than their small-cap counterparts (as measured by the Russell 2000 Index). Within the large-cap space, value stocks modestly outpaced growth stocks. For small caps, the reverse was true, as growth stocks outperformed value stocks.

Fund Performance

For the 12-month period ended December 31, 2014, Eaton Vance VT Large-Cap Value Fund (the Fund) Initial Class had a total return of 14.43% at net asset value (NAV), outperforming the Fund’s benchmark, the Russell 1000 Value Index (the Index), which returned 13.45% for the same period.

Stock selection in the consumer staples, materials and industrials sectors helped the Fund’s performance relative to the Index. Within consumer staples, the Fund’s out-of-Index holding in Kroger Co., one of the nation’s largest grocery chains, aided Fund performance versus the Index, as the firm delivered strong year-over-year sales growth and expanding profit margins. Also within consumer staples, a pair of tobacco company holdings, Altria Group, Inc. and Reynolds American, Inc., contributed to the Fund’s performance versus the Index. Both companies benefited from stronger cigarette pricing and smaller-than-expected sales declines. Within materials, the Fund’s avoidance of the metals and mining industry boosted Fund performance versus the Index, as the industry lost ground during the period. Within industrials, the Fund’s out-of-Index holding in C.H. Robinson Worldwide, Inc. contributed to Fund performance versus the Index, as the global transportation logistics provider saw increased truckload volume, solidifying its position as the largest player in its industry.

In contrast, stock selection in the information technology and health care sectors, along with stock selection and an underweight in the financials sector, detracted from the Fund’s performance relative to the Index. Within information technology, the Fund’s position in Telefonaktiebolaget LM Ericsson ADR, a European wireless equipment maker not in the Index, hampered Fund performance versus the Index amid a stagnating European economy that crimped the company’s profits. Elsewhere in the sector, Google, Inc., Class C stock detracted from Fund performance versus the Index after the company suffered from slowing advertising revenue and increased infrastructure spending. Within financials, not owning Index holding Berkshire Hathaway hurt the Fund’s performance versus the Index, as Warren Buffett’s conglomerate outperformed the Index. Within health care, the Fund’s out-of-Index position in Swiss pharmaceutical firm Roche Holding AG PC detracted from Fund performance after the company was negatively impacted by a setback in a clinical drug trial.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

2

Eaton Vance

VT Large-Cap Value Fund

December 31, 2014

Performance2,3

Portfolio Managers Edward J. Perkin, CFA and John D. Crowley

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Initial Class at NAV	03/30/2007	03/30/2007	14.43%	12.97%	5.41%
ADV Class at NAV	04/15/2014	03/30/2007	14.77	13.04	5.45
Russell 1000 Value Index	—	—	13.45%	15.42%	5.60%

% Total Annual Operating Expense Ratios[4]				Initial Class	ADV Class
Gross				1.36%	1.11%
Net				1.30	1.05

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Initial Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
ADV Class	$10,000	03/30/2007	$15,095	N.A.

Fund Profile

Sector Allocation (% of net assets)

Top 10 Holdings (% of net assets)5

Exxon Mobil Corp.	4.4%
JPMorgan Chase & Co.	3.3
Merck & Co., Inc.	3.2
Citigroup, Inc.	2.9
Bank of America Corp.	2.9
Eli Lilly & Co.	2.8
Verizon Communications, Inc.	2.8
NextEra Energy, Inc.	2.7
Microsoft Corp.	2.6
Google, Inc., Class C	2.3
Total	29.9%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

3

Eaton Vance

VT Large-Cap Value Fund

December 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 1000 Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000 Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000 Value Index is an unmanaged index of U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

There is no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall return shown. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges. A large redemption from the Fund on 3/31/14 positively impacted Fund performance for the one year, five years and since inception periods. A large redemption from the Fund on 9/30/10 positively impacted performance for the five years and since inception periods.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of ADV Class is linked to Initial Class. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/15. Without the reimbursement, if applicable, performance would have been lower.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

4

Eaton Vance

VT Large-Cap Value Fund

December 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 – December 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and to qualified pension and retirement plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would be higher.

	Beginning Account Value (7/1/14)	Ending Account Value (12/31/14)	Expenses Paid During Period* (7/1/14 – 12/31/14)		Annualized Expense Ratio

Actual
Initial Class	$1,000.00	$1,022.90	$6.63	**	1.30%
ADV Class	$1,000.00	$1,023.60	$5.36	**	1.05%

Hypothetical
(5% return per year before expenses)
Initial Class	$1,000.00	$1,018.70	$6.61	**	1.30%
ADV Class	$1,000.00	$1,019.90	$5.35	**	1.05%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2014. Expenses shown do not include insurance-related charges.

**	Absent an allocation of certain expenses to an affiliate, the expenses would be higher.

5

Eaton Vance

VT Large-Cap Value Fund

December 31, 2014

Portfolio of Investments

Common Stocks — 98.8%

Security	Shares	Value

Aerospace & Defense — 2.0%
Honeywell International, Inc.	627	$62,650
United Technologies Corp.	617	70,955

		$133,605

Air Freight & Logistics — 1.8%
C.H. Robinson Worldwide, Inc.	1,557	$116,604

		$116,604

Banks — 13.9%
Bank of America Corp.	10,688	$191,208
Citigroup, Inc.	3,552	192,199
JPMorgan Chase & Co.	3,484	218,029
KeyCorp	6,598	91,712
PNC Financial Services Group, Inc. (The)	1,233	112,487
Wells Fargo & Co.	1,832	100,430

		$906,065

Capital Markets — 2.1%
Affiliated Managers Group, Inc.(1)	653	$138,593

		$138,593

Chemicals — 2.8%
Monsanto Co.	716	$85,540
Syngenta AG ADR	1,553	99,765

		$185,305

Communications Equipment — 3.3%
QUALCOMM, Inc.	2,030	$150,890
Telefonaktiebolaget LM Ericsson ADR	5,244	63,452

		$214,342

Consumer Finance — 1.3%
Discover Financial Services	1,258	$82,387

		$82,387

Diversified Telecommunication Services — 2.8%
Verizon Communications, Inc.	3,931	$183,892

		$183,892

Security	Shares	Value

Electric Utilities — 2.7%
NextEra Energy, Inc.	1,679	$178,461

		$178,461

Energy Equipment & Services — 0.5%
Halliburton Co.	833	$32,762

		$32,762

Food & Staples Retailing — 4.2%
CVS Health Corp.	1,326	$127,707
Kroger Co. (The)	2,334	149,866

		$277,573

Health Care Equipment & Supplies — 2.7%
Covidien PLC	940	$96,143
Stryker Corp.	837	78,954

		$175,097

Industrial Conglomerates — 1.7%
General Electric Co.	4,451	$112,477

		$112,477

Insurance — 5.7%
ACE, Ltd.	1,264	$145,208
Aflac, Inc.	1,931	117,965
XL Group PLC	3,095	106,375

		$369,548

Internet Software & Services — 2.3%
Google, Inc., Class C(1)	289	$152,130

		$152,130

Life Sciences Tools & Services — 1.8%
Thermo Fisher Scientific, Inc.	946	$118,524

		$118,524

Machinery — 2.2%
Caterpillar, Inc.	1,226	$112,216
Trinity Industries, Inc.	1,035	28,990

		$141,206

6	See Notes to Financial Statements.

Eaton Vance

VT Large-Cap Value Fund

December 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Media — 2.2%
CBS Corp., Class B	1,544	$85,445
Walt Disney Co. (The)	608	57,268

		$142,713

Multi-Utilities — 3.7%
PG&E Corp.	2,272	$120,961
Sempra Energy	1,075	119,712

		$240,673

Oil, Gas & Consumable Fuels — 11.4%
Anadarko Petroleum Corp.	801	$66,083
Chevron Corp.	1,138	127,661
Devon Energy Corp.	1,009	61,761
Exxon Mobil Corp.	3,132	289,553
Occidental Petroleum Corp.	1,582	127,525
Phillips 66	1,016	72,847

		$745,430

Paper & Forest Products — 1.1%
International Paper Co.	1,374	$73,619

		$73,619

Pharmaceuticals — 9.6%
Eli Lilly & Co.	2,680	$184,893
Merck & Co., Inc.	3,723	211,429
Roche Holding AG PC	544	147,393
Teva Pharmaceutical Industries, Ltd. ADR	1,433	82,412

		$626,127

Real Estate Investment Trusts (REITs) — 5.0%
Equity Residential	1,614	$115,950
Public Storage, Inc.	562	103,885
Simon Property Group, Inc.	599	109,084

		$328,919

Road & Rail — 0.9%
CSX Corp.	1,549	$56,120

		$56,120

Software — 4.6%
Microsoft Corp.	3,712	$172,422
Oracle Corp.	2,811	126,411

		$298,833

Security	Shares	Value

Specialty Retail — 3.0%
Home Depot, Inc. (The)	1,204	$126,384
TJX Cos., Inc. (The)	1,016	69,677

		$196,061

Tobacco — 3.5%
Altria Group, Inc.	2,377	$117,115
Reynolds American, Inc.	1,731	111,251

		$228,366

Total Common Stocks (identified cost $5,424,955)		$6,455,432

Total Investments — 98.8% (identified cost $5,424,955)		$6,455,432

Other Assets, Less Liabilities — 1.2%		$79,062

Net Assets — 100.0%		$6,534,494

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
PC	–	Participation Certificate

(1)	Non-income producing security.

7	See Notes to Financial Statements.

Eaton Vance

VT Large-Cap Value Fund

December 31, 2014

Statement of Assets and Liabilities

Assets	December 31, 2014
Investments, at value (identified cost, $5,424,955)	$6,455,432
Cash	97,764
Dividends receivable	10,716
Receivable for Fund shares sold	2,141
Tax reclaims receivable	16,576
Receivable from affiliate	8,255
Total assets	$6,590,884

Liabilities
Payable for Fund shares redeemed	$169
Payable to affiliates:
Investment adviser fee	3,480
Distribution fees	1,392
Trustees’ fees	254
Payable for shareholder servicing fees	1,438
Accrued expenses	49,657
Total liabilities	$56,390
Net Assets	$6,534,494

Sources of Net Assets
Paid-in capital	$3,817,126
Accumulated net realized gain	1,668,046
Accumulated undistributed net investment income	20,296
Net unrealized appreciation	1,029,026
Net Assets	$6,534,494

Initial Class Shares
Net Assets	$6,533,417
Shares Outstanding	493,939
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.23

ADV Class Shares
Net Assets	$1,077
Shares Outstanding	81
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding, including fractional shares)	$13.27

8	See Notes to Financial Statements.

Eaton Vance

VT Large-Cap Value Fund

December 31, 2014

Statement of Operations

Investment Income	Year Ended December 31, 2014
Dividends (net of foreign taxes, $5,835)	$382,492
Total investment income	$382,492

Expenses
Investment adviser fee	$106,084
Distribution fees
Initial Class	42,432
Shareholder servicing fees
Initial Class	32,154
ADV Class	2
Trustees’ fees and expenses	1,300
Custodian fee	38,500
Transfer and dividend disbursing agent fees	14,000
Legal and accounting services	41,465
Printing and postage	8,574
Miscellaneous	6,003
Total expenses	$290,514
Deduct —
Allocation of expenses to affiliate	$71,351
Reduction of custodian fee	92
Total expense reductions	$71,443

Net expenses	$219,071

Net investment income	$163,421

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$12,573,681
Foreign currency transactions	(2,021)
Net realized gain	$12,571,660
Change in unrealized appreciation (depreciation) —
Investments	$(10,712,564)
Foreign currency	(1,967)
Net change in unrealized appreciation (depreciation)	$(10,714,531)

Net realized and unrealized gain	$1,857,129

Net increase in net assets from operations	$2,020,550

9	See Notes to Financial Statements.

Eaton Vance

VT Large-Cap Value Fund

December 31, 2014

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$163,421	$447,301
Net realized gain from investment and foreign currency transactions	12,571,660	5,643,626
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(10,714,531)	6,470,812
Net increase in net assets from operations	$2,020,550	$12,561,739
Distributions to shareholders —
From net investment income
Initial Class	$—	$(434,539)
From net realized gain
Initial Class	(126,155)	(6,278)
ADV Class	(21)	—
Total distributions to shareholders	$(126,176)	$(440,817)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Initial Class	$3,077,771	$6,720,297
ADV Class	1,000	—
Net asset value of shares issued to shareholders in payment of distributions declared
Initial Class	126,155	435,727
Cost of shares redeemed
Initial Class	(47,757,322)	(19,086,048)
Net decrease in net assets from Fund share transactions	$(44,552,396)	$(11,930,024)

Net increase (decrease) in net assets	$(42,658,022)	$190,898

Net Assets
At beginning of year	$49,192,516	$49,001,618
At end of year	$6,534,494	$49,192,516

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$20,296	$(41)

10	See Notes to Financial Statements.

Eaton Vance

VT Large-Cap Value Fund

December 31, 2014

Financial Highlights

	Initial Class
	Year Ended December 31,
	2014		2013		2012		2011	2010
Net asset value — Beginning of year	$11.790		$9.240		$8.140		$8.770	$8.000

Income (Loss) From Operations
Net investment income	$0.118	(1)	$0.101		$0.129		$0.107	$0.467
Net realized and unrealized gain (loss)	1.580		2.551		1.101		(0.631)	0.768	(2)

Total income (loss) from operations	$1.698		$2.652		$1.230		$(0.524)	$1.235

Less Distributions
From net investment income	$—		$(0.101)		$(0.130)		$(0.106)	$(0.465)
From net realized gain	(0.258)		(0.001)		—		—	—
Tax return of capital	—		—		(0.000	)(3)	—	—

Total distributions	$(0.258)		$(0.102)		$(0.130)		$(0.106)	$(0.465)

Net asset value — End of year	$13.230		$11.790		$9.240		$8.140	$8.770

Total Return(4)	14.43%		28.74	%(5)	15.12%		(5.97)%	15.44%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$6,533		$49,193		$49,002		$60,003	$74,409
Ratios (as a percentage of average daily net assets):
Expenses(6)	1.30	%(7)	1.30	%(7)	1.30	%(7)	1.28%	1.34	%(7)(8)
Net investment income	0.97%		0.88%		1.25%		1.17%	0.70%
Portfolio Turnover	57%		63%		39%		70%	55%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Amount is less than $(0.0005).

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)

During the year ended December 31, 2013, the Fund received a payment made by an affiliate for a trading error which amounted to $0.02 per share. Had the Fund not received this payment, total return would have been lower by 0.21%.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser subsidized certain operating expenses (equal to 0.42%, 0.01%, 0.01% and 0.10% of average daily net assets for the years ended December 31, 2014, 2013, 2012 and 2010, respectively). Absent this subsidy, total return would be lower.

(8)	Includes interest expense of 0.04%.

11	See Notes to Financial Statements.

Eaton Vance

VT Large-Cap Value Fund

December 31, 2014

Financial Highlights — continued

	ADV Class
	Period Ended December 31, 2014(1)
Net asset value — Beginning of period	$12.320

Income (Loss) From Operations
Net investment income	$0.101	(2)
Net realized and unrealized gain	1.107

Total income from operations	$1.208

Less Distributions
From net realized gain	$(0.258)

Total distributions	$(0.258)

Net asset value — End of period	$13.270

Total Return(3)	9.83	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.05	%(6)(7)
Net investment income	1.08	%(6)
Portfolio Turnover	57	%(8)

(1)	For the period from commencement of operations on April 15, 2014 to December 31, 2014.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	The investment adviser subsidized certain operating expenses (equal to 0.42% of average daily net assets for the period ended December 31, 2014). Absent this subsidy, total return would be lower.

(8)	For the year ended December 31, 2014.

12	See Notes to Financial Statements.

Eaton Vance

VT Large-Cap Value Fund

December 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance VT Large-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. Effective April 15, 2014, the Fund designated its existing shares as Initial Class and established a new class of shares named ADV Class. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund is generally made available for purchase only to separate accounts established by participating insurance companies and qualified pension or retirement plans.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

13

Eaton Vance

VT Large-Cap Value Fund

December 31, 2014

Notes to Financial Statements — continued

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, if an election is made on behalf of a separate account, to receive some or all of the distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended December 31,
	2014	2013

Distributions declared from:
Ordinary income	$—	$434,539
Long-term capital gains	$126,176	$6,278

During the year ended December 31, 2014, accumulated net realized gain was decreased by $10,793,455, accumulated undistributed net investment income was decreased by $143,084 and paid-in capital was increased by $10,936,539 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss) and distributions from real estate investment trusts (REITs). Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$275,810
Undistributed long-term capital gains	$1,450,388
Net unrealized appreciation	$991,170

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in partnerships and the tax treatment of short-term capital gains.

14

Eaton Vance

VT Large-Cap Value Fund

December 31, 2014

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$5,462,811

Gross unrealized appreciation	$1,043,293
Gross unrealized depreciation	(50,672)

Net unrealized appreciation	$992,621

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.625% of the Fund’s average daily net assets up to $2 billion and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. For the year ended December 31, 2014, the investment adviser fee amounted to $106,084 or 0.625% of the Fund’s average daily net assets. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.30% and 1.05% of the Fund’s average daily net assets for Initial Class and ADV Class, respectively. This agreement may be changed or terminated after April 30, 2015. Pursuant to this agreement, EVM was allocated $71,351 of the Fund’s operating expenses for the year ended December 31, 2014. EVM also serves as administrator of the Fund, but receives no compensation. Eaton Vance Distributors, Inc. (EVD), the Fund’s principal underwriter and an affiliate of EVM, received distribution fees (see Note 4).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Initial Class shares (Initial Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Initial Class Plan, the Fund pays EVD a distribution fee of 0.25% per annum of its average daily net assets attributable to Initial Class shares for the sale and distribution of Initial Class shares. Distribution fees paid or accrued to EVD for the year ended December 31, 2014 amounted to $42,432. Insurance companies receive such fees from EVD based on the value of shares held by such companies. The insurance companies through which investors hold shares of the Fund may also pay fees to third parties in connection with the sale of variable contracts and for services provided to variable contract owners. The Fund, EVM or EVD are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their variable contracts for a discussion of these payments. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Distribution fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan) for Initial Class and ADV Class. The Servicing Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, investment dealers, broker/dealers or other financial intermediaries that provide shareholder services relating to Fund shares and their shareholders, including variable contract owners or plan participants with interests in the Fund. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.25% of its average daily net assets attributable to each class that are subject to shareholder servicing agreements. No shareholder servicing fees are levied on shares owned by EVM, its affiliates, or their respective employees or clients and may be waived under certain other limited conditions. For the year ended December 31, 2014, shareholder servicing fees were equivalent to 0.19% per annum of each class’ average daily net assets and amounted to $32,154 and $2 for Initial Class and ADV Class, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $10,931,773 and $54,831,722, respectively, for the year ended December 31, 2014.

15

Eaton Vance

VT Large-Cap Value Fund

December 31, 2014

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Initial Class	2014	2013

Sales	240,067	633,457
Issued to shareholders electing to receive payments of distributions in Fund shares	9,667	38,458
Redemptions	(3,929,165)	(1,804,352)

Net decrease	(3,679,431)	(1,132,437)

ADV Class	Period Ended December 31, 2014(1)

Sales	81

Net increase	81

(1)	For the period from commencement of operations on April 15, 2014 to December 31, 2014.

At December 31, 2014, separate accounts of 2 insurance companies each owned more than 10% of the value of the outstanding shares of the Fund aggregating 91.8%.

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2014.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16

Eaton Vance

VT Large-Cap Value Fund

December 31, 2014

Notes to Financial Statements — continued

At December 31, 2014, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$338,774	$—		$—	$338,774
Consumer Staples	505,939	—		—	505,939
Energy	778,192	—		—	778,192
Financials	1,825,512	—		—	1,825,512
Health Care	772,355	147,393		—	919,748
Industrials	560,012	—		—	560,012
Information Technology	665,305	—		—	665,305
Materials	258,924	—		—	258,924
Telecommunication Services	183,892	—		—	183,892
Utilities	419,134	—		—	419,134

Total Common Stocks	$6,308,039	$147,393	*	$—	$6,455,432

Total Investments	$6,308,039	$147,393		$—	$6,455,432

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of December 31, 2013 whose fair value was determined using Level 3 inputs. At December 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

17

Eaton Vance

VT Large-Cap Value Fund

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Variable Trust and Shareholders of Eaton Vance VT Large-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance VT Large-Cap Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Variable Trust), including the portfolio of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance VT Large-Cap Value Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2015

18

Eaton Vance

VT Large-Cap Value Fund

December 31, 2014

Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014, $10,639,538 or, if subsequently determined to be different, the net capital gain of such year.

19

Eaton Vance

VT Large-Cap Value Fund

December 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

20

Eaton Vance

VT Large-Cap Value Fund

December 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

21

Eaton Vance

VT Large-Cap Value Fund

December 31, 2014

Management and Organization — continued

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

22

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

23

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2990    12.31.14

Eaton Vance

VT Bond Fund

Annual Report

December 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of the Fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2014

Eaton Vance

VT Bond Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Fund Expenses	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	21

Federal Tax Information	22

Management and Organization	23

Important Notices	26

Eaton Vance

VT Bond Fund

December 31, 2014

Management’s Discussion of Fund Performance1

Economic & Market Conditions

For the 12-month period ended December 31, 2014, global equities, corporate credit and interest rates broadly rallied. The U.S. saw growth in employment, manufacturing activity, housing and auto sales during the period. In terms of central bank activity, the Federal Reserve (the Fed) announced in December 2013 that it would begin tapering its quantitative easing program; the Fed ultimately ended its bond purchases pursuant to the program in October 2014.

On the other hand, economies in Europe and Japan were generally weak; both the Bank of Japan and the European Central Bank announced additional stimulus measures. The U.S. dollar gained ground versus other major currencies during the period, reflecting the relative strength of the U.S. economy and the divergence in moves by central banks around the globe.

Emerging markets were influenced during the 12-month period by election results and geopolitical news. These included tensions over Russia’s annexation of the Crimean Peninsula as well as continued instability in the Middle East. In aggregate, sovereign and corporate emerging-market debt spreads tightened slightly, while emerging-market currencies were generally weaker versus the U.S. dollar.

Against this backdrop, the yield on 10-year U.S. Treasurys fell while yields on two-year U.S. Treasurys rose, resulting in a flatter yield curve. Perhaps the most important development was the drop in commodities prices, as measured by the Bloomberg Commodity Index Total Return2, during the second half of the period. Led by an oil price collapse, West Texas Intermediate (WTI) crude prices fell over 40%; this came amidst the highest U.S. output in more than three decades against a backdrop of slowing worldwide energy demand.

Fund Performance

From its inception on September 15, 2014, through period end on December 31, 2014, Eaton Vance VT Bond Fund (the Fund) Initial Class had a total return of –1.39% at net asset value (NAV). By comparison, its benchmark, the Barclays U.S. Government/Credit Bond Index (the Index), returned 2.12% for the same period.

Fund performance relative to the Index was negatively impacted during the period by allocations to high yield credit,

convertible securities and investment-grade credit and not owning any U.S. Treasury or agency issues.

Holdings of high-yield bonds were the single largest asset class detractor to the Fund’s performance relative to the Index for the period. Corporate credit spreads, particularly for below-investment grade credit, widened over comparable maturity Treasurys during the final quarter of 2014.

Foreign exchange detracted from the Fund’s performance relative to the Index for the period. A continued strengthening in the relative value of the U.S. dollar against most other currencies was a drag on the Fund’s performance relative to the Index, as the Fund held securities denominated in local currencies.

The Fund’s performance relative to the Index benefited from investments in common stocks. The Fund’s management team believed the economic fundamentals were favorable for domestic companies, and that the most positively valued asset class was equities.

Although convertible securities as a whole were a detractor from Fund performance relative to the Index for the period, within the asset class several convertible bonds of domestic homebuilders also contributed to relative performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

2

Eaton Vance

VT Bond Fund

December 31, 2014

Performance2,3

Portfolio Managers Kathleen C. Gaffney, CFA, Stephen C. Concannon, CFA, Michael J. Turgel, CFA and Henry Peabody, CFA

% Cumulative Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Initial Class at NAV	09/15/2014	09/15/2014	—	—	–1.39%
ADV Class at NAV	09/15/2014	09/15/2014	—	—	–1.32
Barclays U.S. Government/Credit Bond Index	—	—	6.01%	4.69%	2.12%

% Total Annual Operating Expense Ratios[4]				Initial Class	ADV Class
Gross				1.21%	0.96%
Net				1.20	0.95

A line graph is not included since the Fund has less than six months of performance.

Fund Profile

Asset Mix (% of total investments)

Credit Quality (% of bond holdings)5

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

3

Eaton Vance

VT Bond Fund

December 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Commodity Index Total Return is designed to provide diversified commodity exposure, with weightings based on each underlying commodity’s liquidity and economic significance. Prior to 7/1/14, this Index was named Dow Jones-UBS Commodity Index Total Return. Barclays U.S. Government/Credit Bond Index measures the performance of U.S. Treasuries, government-related and investment-grade U.S. corporate securities with a maturity of one year or more. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

There is no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall return shown. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/2016. Without the reimbursement, if applicable, performance would have been lower.
[5]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

4

Eaton Vance

VT Bond Fund

December 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 15, 2014 – December 31, 2014). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (July 1, 2014 – December 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and to qualified pension and retirement plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would be higher.

	Beginning Account Value (9/15/14)	Ending Account Value (12/31/14)	Expenses Paid During Period (9/15/14 – 12/31/14)		Annualized Expense Ratio

Actual*
Initial Class	$1,000.00	$986.10	$3.53	***	1.20%
ADV Class	$1,000.00	$986.80	$2.79	***	0.95%

*     The Fund had not commenced operations on July 1, 2014. Actual expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 108/365 (to reflect the period from commencement of operations on September 15, 2014 to December 31, 2014). The Example assumes that the $1,000 was invested at the net asset value per share determined at the opening of business on September 15, 2014. Expenses shown do not include insurance-related charges.

	Beginning Account Value (7/1/14)	Ending Account Value (12/31/14)	Expenses Paid During Period (7/1/14 – 12/31/14)		Annualized Expense Ratio

Hypothetical**
(5% return per year before expenses)
Initial Class	$1,000.00	$1,019.20	$6.11	***	1.20%
ADV Class	$1,000.00	$1,020.40	$4.84	***	0.95%

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the opening of business on September 15, 2014. Expenses shown do not include insurance-related charges.

***	Absent an allocation of certain expenses to an affiliate, the expenses would be higher.

5

Eaton Vance

VT Bond Fund

December 31, 2014

Portfolio of Investments

Corporate Bonds & Notes — 18.3%

Security	Principal Amount (000’s omitted)	Value

Commercial Services — 2.1%
Western Union Co. (The), 6.20%, 11/17/36	$404	$415,700

		$415,700

Computers — 3.6%
Dell, Inc., 5.40%, 9/10/40	$654	$578,790
SunGard Availability Services Capital, Inc., 8.75%, 4/1/22(1)	216	128,520

		$707,310

Diversified Financial Services — 0.4%
Navient Corp., 5.625%, 8/1/33	$115	$87,112

		$87,112

Home Builders — 1.1%
MDC Holdings, Inc., 6.00%, 1/15/43	$255	$212,925

		$212,925

Insurance — 1.0%
XL Capital, Ltd., Series E, 6.50%, 10/29/49(2)	$200	$191,500

		$191,500

Iron & Steel — 0.7%
Cliffs Natural Resources, Inc., 6.25%, 10/1/40	$241	$126,525

		$126,525

Mining — 2.0%
Alcoa, Inc., 5.95%, 2/1/37	$200	$204,942
Southern Copper Corp., 5.25%, 11/8/42	200	179,669

		$384,611

Oil & Gas — 2.3%
Apache Corp., 4.25%, 1/15/44	$55	$48,255
Continental Resources, Inc., 3.80%, 6/1/24	50	44,333
Noble Energy, Inc., 5.05%, 11/15/44	86	85,330
Rowan Cos., Inc., 5.40%, 12/1/42	314	274,456

		$452,374

Pipelines — 1.2%
Sabine Pass Liquefaction, LLC, 5.625%, 4/15/23	$240	$235,800

		$235,800

Security	Principal Amount (000’s omitted)		Value

Retail — 2.0%
JC Penney Corp., Inc., 6.375%, 10/15/36		$580	$381,350

			$381,350

Telecommunications — 1.9%
Avaya, Inc., 10.50%, 3/1/21(1)		$330	$283,800
Sprint Capital Corp., 6.875%, 11/15/28		100	88,500

			$372,300

Total Corporate Bonds & Notes (identified cost $3,801,760)			$3,567,507

Foreign Corporate Bonds — 14.7%

Security	Principal Amount* (000’s omitted)		Value

Banks — 3.0%
ANZ Bank New Zealand, Ltd., 5.43%, 2/27/19	NZD	720	$580,335

			$580,335

Engineering & Construction — 0.9%
Empresas ICA SAB de CV, 8.875%, 5/29/24(1)		200	$183,500

			$183,500

Foods — 1.1%
Gruma SAB de CV, 4.875%, 12/1/24(1)		200	$207,500

			$207,500

Mining — 2.5%
Barrick Gold Corp., 5.25%, 4/1/42		205	$190,151
Newcrest Finance Pty, Ltd., 4.20%, 10/1/22(1)		160	144,593
Newcrest Finance Pty, Ltd., 5.75%, 11/15/41(1)		167	147,140

			$481,884

Miscellaneous Manufacturing — 2.1%
Bombardier, Inc., 7.45%, 5/1/34(1)		400	$410,000

			$410,000

Oil & Gas — 2.7%
Ecopetrol SA, 5.875%, 5/28/45		105	$97,650
Ensco PLC, 5.75%, 10/1/44		48	47,721
Pacific Drilling SA, 5.375%, 6/1/20(1)		155	127,875

6	See Notes to Financial Statements.

Eaton Vance

VT Bond Fund

December 31, 2014

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)		Value

Oil & Gas (continued)
Pacific Rubiales Energy Corp., 5.625%, 1/19/25(1)		100	$77,000
Petrobras Global Finance BV, 5.625%, 5/20/43		220	180,455

			$530,701

Telecommunications — 2.4%
Axtel SAB de CV, 8.00% to 1/31/15, 1/31/20(1)(3)		100	$97,125
Telecom Italia Capital SA, 6.00%, 9/30/34		95	95,475
Telemar Norte Leste SA, 5.50%, 10/23/20(1)		300	280,500

			$473,100

Total Foreign Corporate Bonds (identified cost $2,950,521)			$2,867,020

Foreign Government Bonds — 11.3%

Security	Principal Amount (000’s omitted)		Value

Brazil — 2.2%
Brazil Nota do Tesouro Nacional, 10.00%, 1/1/21	BRL	960	$326,693
Federative Republic of Brazil, 12.50%, 1/5/16	BRL	250	95,224

			$421,917

Mexico — 3.5%
Mexican Bonos, 7.75%, 5/29/31	MXN	7,520	$580,034
Mexican Bonos, 7.75%, 11/13/42	MXN	1,382	108,104

			$688,138

Supranational — 5.6%
European Bank for Reconstruction & Development, 6.00%, 3/3/16	INR	23,900	$378,629
Inter-American Development Bank, 6.10%, 9/2/16	INR	1,200	19,291
Inter-American Development Bank, 7.20%, 11/14/17	IDR	3,640,000	285,204
International Bank for Reconstruction & Development, 10.00%, 1/21/15	BRL	115	43,457
International Finance Corp., 6.30%, 11/25/24	INR	3,910	63,225
International Finance Corp., 8.25%, 6/10/21	INR	16,650	303,065

			$1,092,871

Total Foreign Government Bonds (identified cost $2,297,492)			$2,202,926

Convertible Bonds — 10.7%

Security	Principal Amount (000’s omitted)	Value

Home Builders — 8.6%
KB Home, 1.375%, 2/1/19	$445	$443,331
Lennar Corp., 3.25%, 11/15/21(1)	230	446,775
Ryland Group, Inc. (The), 0.25%, 6/1/19	530	493,231
Standard Pacific Corp., 1.25%, 8/1/32	255	287,194

		$1,670,531

Machinery – Diversified — 0.9%
Chart Industries, Inc., 2.00%, 8/1/18	$190	$182,756

		$182,756

Oil & Gas — 0.2%
American Energy - Permian Basin, LLC, 8.00% to 5/1/15, 5/1/22(1)(3)(4)	$50	$43,750

		$43,750

Telecommunications — 1.0%
Ciena Corp., 3.75%, 10/15/18(1)	$155	$192,685

		$192,685

Total Convertible Bonds (identified cost $2,093,846)		$2,089,722

Asset-Backed Securities — 1.6%

Security	Principal Amount (000’s omitted)	Value
CAH, Series 2014-2A, Class D, 2.512%, 7/17/31(1)(5)	$110	$108,381
SCFT, Series 2014-AA, Class B, 4.61%, 10/25/27(1)	205	207,404

Total Asset-Backed Securities (identified cost $311,921)		$315,785

Commercial Mortgage-Backed Securities — 4.0%

Security	Principal Amount (000’s omitted)	Value
ACRE, Series 2010-ARTA, Class D, 7.443%, 1/14/29(1)	$100	$113,807
COMM, Series 2013-CR10, Class D, 4.795%, 8/10/46(1)(6)	150	147,362
COMM, Series 2014-CR21, Class D, 3.919%, 12/10/47(1)(6)	200	175,247
COMM, Series 2014-LC17, Class D, 3.687%, 10/10/47(1)	100	83,334

7	See Notes to Financial Statements.

Eaton Vance

VT Bond Fund

December 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

JPMBB, Series 2014-C23, Class D, 3.961%, 9/15/47(1)(6)	$100	$89,114
JPMBB, Series 2014-C25, Class D, 3.95%, 11/15/47(1)(6)	200	175,918

Total Commercial Mortgage-Backed Securities (identified cost $772,614)		$784,782

Senior Floating-Rate Interests — 1.0%(7)

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services — 1.0%
AlixPartners, LLP, Term Loan - Second Lien, 9.00%, 7/10/21	$200	$202,333

Total Senior Floating-Rate Interests (identified cost $203,865)		$202,333

Tax-Exempt Investments — 0.2%

Security	Principal Amount (000’s omitted)	Value

Insured – Special Tax Revenue — 0.2%
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/44	$95	$14,216
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	235	32,980

Total Tax-Exempt Investments (identified cost $46,234)		$47,196

U.S. Treasury Obligations — 12.7%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Notes, 2.25%, 1/31/15	$2,470	$2,474,342

Total U.S. Treasury Obligations (identified cost $2,474,460)		$2,474,342

Common Stocks — 19.9%

Security	Shares	Value

Banks — 2.3%
Bank of America Corp.	10,303	$184,321
Regions Financial Corp.	25,067	264,707

		$449,028

Security	Shares	Value

Beverages — 1.9%
Constellation Brands, Inc., Class A(8)	3,728	$365,978

		$365,978

Chemicals — 1.7%
LyondellBasell Industries NV, Class A	2,842	$225,626
PPG Industries, Inc.	516	119,274

		$344,900

Health Care – Services — 1.4%
Amsurg Corp.(8)	1,910	$104,535
Humana, Inc.	1,183	169,914

		$274,449

Machinery – Construction & Mining — 1.5%
Caterpillar, Inc.	3,160	$289,235

		$289,235

Media — 1.0%
Walt Disney Co. (The)	2,196	$206,841

		$206,841

Mining — 0.6%
Freeport-McMoRan, Inc.	4,908	$114,651

		$114,651

Miscellaneous Manufacturing — 1.2%
Ingersoll-Rand PLC	3,674	$232,895

		$232,895

Oil & Gas — 1.0%
California Resources Corp.(8)	702	$3,868
Occidental Petroleum Corp.	1,755	141,470
Seven Generations Energy, Ltd., Class A(8)	3,182	47,903

		$193,241

Pharmaceuticals — 0.8%
Eli Lilly & Co.	2,273	$156,814

		$156,814

Pipelines — 1.7%
Kinder Morgan, Inc.	7,759	$328,283

		$328,283

8	See Notes to Financial Statements.

Eaton Vance

VT Bond Fund

December 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Real Estate Investment Trusts (REITs) — 0.4%
American Realty Capital Properties, Inc.	8,641	$78,201

		$78,201

Semiconductors — 1.7%
Intel Corp.	9,324	$338,368

		$338,368

Telecommunications — 2.7%
Corning, Inc.	12,786	$293,183
Telefonaktiebolaget LM Ericsson ADR	18,940	229,174

		$522,357

Total Common Stocks (identified cost $3,769,689)		$3,895,241

Convertible Preferred Stocks — 3.4%

Security	Shares	Value

Foods — 1.6%
Post Holdings, Inc., 2.50%(1)	1,940	$163,566
Post Holdings, Inc., 5.25%	1,800	159,561

		$323,127

Health Care – Products — 0.2%
Alere, Inc., 3.00%	140	$43,785

		$43,785

Iron & Steel — 0.4%
Cliffs Natural Resources, Inc., 7.00%	10,865	$73,257

		$73,257

Oil & Gas — 0.2%
SandRidge Energy, Inc., 8.50%	1,000	$41,938

		$41,938

Real Estate Investment Trusts (REITs) — 1.0%
iStar Financial, Inc., Series J, 4.50%	3,200	$189,984

		$189,984

Total Convertible Preferred Stocks (identified cost $791,288)		$672,091

Preferred Stocks — 1.6%

Security	Shares	Value

Diversified Financial Services — 1.5%
SLM Corp., 1.941%(5)	4,350	$287,915

		$287,915

Real Estate Investment Trusts (REITs) — 0.1%
Ventas Realty LP/Ventas Capital Corp., 5.45%	604	$14,919

		$14,919

Total Preferred Stocks (identified cost $309,818)		$302,834

Total Investments — 99.4% (identified cost $19,823,508)		$19,421,779

Other Assets, Less Liabilities — 0.6%		$108,671

Net Assets — 100.0%		$19,530,450

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
ACRE	–	Americold LLC Trust
CAH	–	Colony American Homes
COMM	–	Commercial Mortgage Trust
JPMBB	–	JPMBB Commercial Mortgage Securities Trust
NPFG	–	National Public Finance Guaranty Corp.
SCFT	–	SpringCastle Funding Trust
BRL	–	Brazilian Real
IDR	–	Indonesian Rupiah
INR	–	Indian Rupee
MXN	–	Mexican Peso
NZD	–	New Zealand Dollar

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At December 31, 2014, the aggregate value of these securities is $4,034,896 or 20.7% of the Fund’s net assets.

(2)	Security converts to floating rate after the indicated fixed-rate coupon period.

(3)	Multi-step coupon bond. Interest rate represents the rate in effect at December 31, 2014.

(4)	Represents a payment-in-kind security which may pay all or a portion of interest in additional principal at the issuer’s discretion.

(5)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2014.

9	See Notes to Financial Statements.

Eaton Vance

VT Bond Fund

December 31, 2014

Portfolio of Investments — continued

(6)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at December 31, 2014.

(7)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(8)	Non-income producing security.

Country Concentration of Portfolio (based on country of risk)

Country	Percentage of Net Assets	Value
United States	72.0%	$14,058,852
Mexico	6.0	1,176,263
Supranational	5.6	1,092,871
Brazil	4.5	882,872
Canada	3.3	648,054
New Zealand	3.0	580,335
Australia	1.5	291,733
Sweden	1.2	229,174
Ireland	1.0	191,500
Colombia	0.9	174,650
Italy	0.4	95,475

Total Investments	99.4%	$19,421,779

Currency Concentration of Portfolio

Currency	Percentage of Net Assets	Value
United States Dollar	84.9%	$16,590,615
Indian Rupee	3.9	764,210
Mexican Peso	3.5	688,138
New Zealand Dollar	3.0	580,335
Brazilian Real	2.4	465,374
Indonesian Rupiah	1.5	285,204
Canadian Dollar	0.2	47,903

Total Investments	99.4%	$19,421,779

10	See Notes to Financial Statements.

Eaton Vance

VT Bond Fund

December 31, 2014

Statement of Assets and Liabilities

Assets	December 31, 2014
Investments, at value (identified cost, $19,823,508)	$19,421,779
Foreign currency, at value (identified cost, $20,197)	19,971
Dividends receivable	5,797
Interest receivable	180,210
Receivable from affiliate	3,533
Total assets	$19,631,290

Liabilities
Due to custodian	$43,669
Payable to affiliates:
Investment adviser fee	9,125
Distribution fees	2
Trustees’ fees	125
Accrued expenses	47,919
Total liabilities	$100,840
Net Assets	$19,530,450

Sources of Net Assets
Paid-in capital	$19,996,609
Accumulated net realized loss	(61,196)
Accumulated distributions in excess of net investment income	(1,391)
Net unrealized depreciation	(403,572)
Total	$19,530,450

Initial Class Shares
Net Assets	$9,765
Shares Outstanding	1,000
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.76

ADV Class Shares
Net Assets	$19,520,685
Shares Outstanding	1,999,000
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.77

11	See Notes to Financial Statements.

Eaton Vance

VT Bond Fund

December 31, 2014

Statement of Operations

Investment Income	Period Ended December 31, 2014(1)
Interest (net of foreign taxes, $1,513)	$166,370
Dividends	34,898
Interest allocated from affiliated investment	88
Expenses allocated from affiliated investment	(10)
Total investment income	$201,346

Expenses
Investment adviser fee	$31,795
Distribution fees
Initial Class	7
Trustees’ fees and expenses	125
Custodian fee	10,370
Transfer and dividend disbursing agent fees	3,502
Legal and accounting services	43,457
Printing and postage	1,238
Miscellaneous	1,141
Total expenses	$91,635
Deduct —
Allocation of expenses to affiliate	$36,596
Reduction of custodian fee	31
Total expense reductions	$36,627

Net expenses	$55,008

Net investment income	$146,338

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(12,604)
Foreign currency transactions	(1,720)
Net realized loss	$(14,324)
Change in unrealized appreciation (depreciation) —
Investments	$(401,729)
Foreign currency	(1,843)
Net change in unrealized appreciation (depreciation)	$(403,572)

Net realized and unrealized loss	$(417,896)

Net decrease in net assets from operations	$(271,558)

(1)	For the period from the start of business, September 15, 2014, to December 31, 2014.

12	See Notes to Financial Statements.

Eaton Vance

VT Bond Fund

December 31, 2014

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended December 31, 2014(1)
From operations —
Net investment income	$146,338
Net realized loss from investment and foreign currency transactions	(14,324)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(403,572)
Net decrease in net assets from operations	$(271,558)
Distributions to shareholders —
From net investment income
Initial Class	$(89)
ADV Class	(194,516)
Tax return of capital
Initial Class	(2)
ADV Class	(3,385)
Total distributions to shareholders	$(197,992)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Initial Class	$10,000
ADV Class	19,990,000
Net increase in net assets from Fund share transactions	$20,000,000

Net increase in net assets	$19,530,450

Net Assets
At beginning of period	$—
At end of period	$19,530,450

Accumulated distributions in excess of net investment income
At end of period	$(1,391)

(1)	For the period from the start of business, September 15, 2014, to December 31, 2014.

13	See Notes to Financial Statements.

Eaton Vance

VT Bond Fund

December 31, 2014

Financial Highlights

	Initial Class
	Period Ended December 31, 2014(1)
Net asset value — Beginning of period	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.065
Net realized and unrealized loss	(0.214)

Total loss from operations	$(0.149)

Less Distributions
From net investment income	$(0.089)
Tax return of capital	(0.002)

Total distributions	$(0.091)

Net asset value — End of period	$9.760

Total Return(3)	(1.39	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.20	%(7)
Net investment income	2.26	%(7)
Portfolio Turnover	5	%(4)

(1)	For the period from the start of business, September 15, 2014, to December 31, 2014.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)

The investment adviser and administrator subsidized certain operating expenses (equal to 0.63% of average daily net assets for the period ended December 31, 2014). Absent this subsidy, total return would be lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

14	See Notes to Financial Statements.

Eaton Vance

VT Bond Fund

December 31, 2014

Financial Highlights — continued

	ADV Class
	Period Ended December 31, 2014(1)
Net asset value — Beginning of period	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.073
Net realized and unrealized loss	(0.204)

Total loss from operations	$(0.131)

Less Distributions
From net investment income	$(0.097)
Tax return of capital	(0.002)

Total distributions	$(0.099)

Net asset value — End of period	$9.770

Total Return(3)	(1.32	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,521
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.95	%(7)
Net investment income	2.53	%(7)
Portfolio Turnover	5	%(4)

(1)	For the period from the start of business, September 15, 2014, to December 31, 2014.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)

The investment adviser and administrator subsidized certain operating expenses (equal to 0.63% of average daily net assets for the period ended December 31, 2014). Absent this subsidy, total return would be lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

15	See Notes to Financial Statements.

Eaton Vance

VT Bond Fund

December 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance VT Bond Fund (the Fund) is a non-diversified series of Eaton Vance Variable Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund commenced operations on September 15, 2014. The Fund’s investment objective is total return. The Fund offers Initial Class and ADV Class shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund is generally made available for purchase only to separate accounts established by participating insurance companies and qualified pension or retirement plans.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis is adjusted by an income factor, as determined by the investment adviser, to reflect the next anticipated regular dividend.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

16

Eaton Vance

VT Bond Fund

December 31, 2014

Notes to Financial Statements — continued

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Withholding taxes on foreign interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

17

Eaton Vance

VT Bond Fund

December 31, 2014

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, if an election is made on behalf of a separate account, to receive some or all of the distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the period ended December 31, 2014 was as follows:

Period Ended December 31, 2014(1)

Distributions declared from:
Ordinary income	$194,605
Tax return of capital	$3,387

(1)	For the period from the start of business, September 15, 2014, to December 31, 2014.

During the period ended December 31, 2014, accumulated net realized loss was increased by $46,872, accumulated distributions in excess of net investment income was decreased by $46,876 and paid-in capital was decreased by $4 due to differences between book and tax accounting, primarily for foreign currency gain (loss), non-deductible expenses, premium amortization and accretion of market discount. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Deferred capital losses	$(24,364)
Late year ordinary losses	$(1,391)
Net unrealized depreciation	$(440,404)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to premium amortization and accretion of market discount.

At December 31, 2014, the Fund, for federal income tax purposes, had deferred capital losses of $24,364 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2014, $24,364 are short-term.

Additionally, at December 31, 2014, the Fund had a late year ordinary loss of $1,391, related to certain specified losses realized after October 31, 2014, which it has elected to defer to the following taxable year pursuant to income tax regulations.

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$19,860,340

Gross unrealized appreciation	$414,900
Gross unrealized depreciation	(853,461)

Net unrealized depreciation	$(438,561)

18

Eaton Vance

VT Bond Fund

December 31, 2014

Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.55% of the Fund’s average daily net assets up to $1 billion and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. For the period ended December 31, 2014, the investment adviser fee amounted to $31,795 or 0.55% (annualized) of the Fund’s average daily net assets. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.20% and 0.95% of the Fund’s average daily net assets for Initial Class and ADV Class, respectively. This agreement may be changed or terminated after April 30, 2016. Pursuant to this agreement, EVM was allocated $36,596 of the Fund’s operating expenses for the period ended December 31, 2014. EVM also serves as administrator of the Fund, but receives no compensation. Eaton Vance Distributors, Inc. (EVD), the Fund’s principal underwriter and an affiliate of EVM, received distribution fees (see Note 4).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plan

The Fund has in effect a distribution plan for Initial Class shares (Initial Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Initial Class Plan, the Fund pays EVD a distribution fee of 0.25% per annum of its average daily net assets attributable to Initial Class shares for the sale and distribution of Initial Class shares. Distribution fees paid or accrued to EVD for the period ended December 31, 2014 amounted to $7. Insurance companies receive such fees from EVD based on the value of shares held by such companies. The insurance companies through which investors hold shares of the Fund may also pay fees to third parties in connection with the sale of variable contracts and for services provided to variable contract owners. The Fund, EVM or EVD are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their variable contracts for a discussion of these payments. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Distribution fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan) for Initial Class and ADV Class. The Servicing Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, investment dealers, broker/dealers or other financial intermediaries that provide shareholder services relating to Fund shares and their shareholders, including variable contract owners or plan participants with interests in the Fund. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.25% of its average daily net assets attributable to each class that are subject to shareholder servicing agreements. No shareholder servicing fees are levied on shares owned by EVM, its affiliates, or their respective employees or clients and may be waived under certain other limited conditions. For the period ended December 31, 2014, there were no shareholder servicing fees accrued for Initial Class and ADV Class shares.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $18,042,403 and $718,697, respectively, for the period ended December 31, 2014.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Initial Class	Period Ended December 31, 2014(1)

Sales	1,000

Net increase	1,000

19

Eaton Vance

VT Bond Fund

December 31, 2014

Notes to Financial Statements — continued

ADV Class	Period Ended December 31, 2014(1)

Sales	1,999,000

Net increase	1,999,000

(1)	For the period from the start of business, September 15, 2014, to December 31, 2014.

At December 31, 2014, EVM owned 100% of the value of the outstanding shares of the Fund.

8  Overdraft Advances

Pursuant to the custodian agreement, SSBT may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Fund’s assets to the extent of any overdraft. At December 31, 2014, the Fund had a payment due to SSBT pursuant to the foregoing arrangement of $43,669. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2014. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 9) at December 31, 2014. The Fund’s average overdraft advances during the period ended December 31, 2014 were not significant.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2014, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$3,567,507	$—	$3,567,507
Foreign Corporate Bonds	—	2,867,020	—	2,867,020
Foreign Government Bonds	—	2,202,926	—	2,202,926
Convertible Bonds	—	2,089,722	—	2,089,722
Asset-Backed Securities	—	315,785	—	315,785
Commercial Mortgage-Backed Securities	—	784,782	—	784,782
Senior Floating-Rate Interests	—	202,333	—	202,333
Tax-Exempt Investments	—	47,196	—	47,196
U.S. Treasury Obligations	—	2,474,342	—	2,474,342
Common Stocks	3,895,241	—	—	3,895,241
Convertible Preferred Stocks	—	672,091	—	672,091
Preferred Stocks	14,919	287,915	—	302,834

Total Investments	$3,910,160	$15,511,619	$—	$19,421,779

20

Eaton Vance

VT Bond Fund

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Variable Trust and Shareholder of Eaton Vance VT Bond Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance VT Bond Fund (the “Fund”) (one of the funds constituting Eaton Vance Variable Trust), as of December 31, 2014, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of December 31, 2014, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance VT Bond Fund as of December 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 23, 2015

21

Eaton Vance

VT Bond Fund

December 31, 2014

Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended December 31, 2014, the Fund designates approximately $32,702, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2014 ordinary income dividends, 15.72% qualifies for the corporate dividends received deduction.

22

Eaton Vance

VT Bond Fund

December 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

23

Eaton Vance

VT Bond Fund

December 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

24

Eaton Vance

VT Bond Fund

December 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

25

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

26

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

17305    12.31.14

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance VT Bond Fund, Eaton Vance VT Floating-Rate Income Fund and Eaton Vance VT Large-Cap Value Fund (the “Fund(s)”) are series of Eaton Vance Variable Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 3 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

The following table presents the aggregate fees billed to each Fund for the Fund’s fiscal years ended December 31, 2013 and December 31, 2014 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance VT Bond Fund

Fiscal Period Ended	12/31/14*
Audit Fees	$32,050
Audit-Related Fees(1)	$0
Tax Fees(2)	$12,500
All Other Fees(3)	$0

Total	$44,550

*	Fund commenced operations on 9/15/14

Eaton Vance VT Floating-Rate Income Fund

Fiscal Years Ended	12/31/13	12/31/14
Audit Fees	$38,520	$62,683
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,760	$7,990
All Other Fees(3)	$0	$0

Total	$46,280	$70,673

Eaton Vance VT Large-Cap Value Fund

Fiscal Years Ended	12/31/13	12/31/14
Audit Fees	$30,010	$31,210
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,770	$9,390
All Other Fees(3)	$0	$0

Total	$38,780	$40,600

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters
(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

	12/31/13	12/31/14
Audit Fees	$68,530	$125,943
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$16,530	$29,880
All Other Fees(3)	$0	$0

Total	$85,060	$155,823

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonable related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/13	12/31/14
Registrant(1)	$16,530	$29,880
Eaton Vance(2)	$409,385	$99,750

(1)	Includes all of the Series in the Trust.
(2)	The investment adviser to the Funds, as well as any of its affiliates that provide ongoing services to the Funds, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Variable Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield President

Date:	February 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner Treasurer

Date:	February 17, 2015

By:	/s/ Payson F. Swaffield
Payson F. Swaffield President

Date:	February 17, 2015